UNITED STATES
SECURITIES AND EXCHANGE COMMSSION
Washington, D. C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TF FINANCIAL CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 23, 2011

Dear Stockholders:

On behalf of the Board of Directors and management of TF Financial Corporation, I cordially invite you to attend the 2011 Annual Meeting of Stockholders to be held at Holy Family University, One Campus Drive, Room 138, Newtown, Pennsylvania on April 27, 2011 at 9:30 a.m., Eastern Time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

At the Meeting, stockholders will (i) elect two directors, (ii) vote on a proposal to change the Company’s state of incorporation from Delaware to Pennsylvania, (iii) vote on the approval of the 2011 Directors Stock Compensation Plan, and (iv) vote on the ratification of the appointment of the Company’s independent auditor.

Whether or not you plan to attend the meeting, please sign and date the enclosed proxy card and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend the meeting. YOUR VOTE IS VERY IMPORTANT.

Sincerely,

Kent C. Lufkin President and Chief Executive Officer

TF FINANCIAL CORPORATION
3 PENNS TRAIL
NEWTOWN, PENNSYLVANIA 18940
(215) 579-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on April 27, 2011

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting (the “Meeting”) of Stockholders of TF Financial Corporation (the “Company”) will be held at Holy Family University, One Campus Drive, Room 138, Newtown, Pennsylvania on April 27, 2011 at 9:30 a.m., Eastern time.

The Meeting is for the purpose of considering and acting upon:

1.	The election of two directors of the Company;

2.	A proposal to change the Company’s state of incorporation from Delaware to Pennsylvania;

3.	Approval of the 2011 Directors Stock Compensation Plan;

4.	The ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending December 31, 2011; and

5.	The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 7, 2011 are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

You are requested to complete, sign and date the enclosed proxy card which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

Lorraine A. Wolf Corporate Secretary

Newtown, Pennsylvania
March 23, 2011

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on April 27, 2011

The Proxy Statement, Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and the 2010 Annual Report to Stockholders are available at www.tffinancial.com.

Please contact Lorraine A. Wolf , our Corporate Secretary, at 215-579-4000 to obtain directions to the Meeting.

PROXY STATEMENT
OF
TF FINANCIAL CORPORATION
3 PENNS TRAIL
NEWTOWN, PENNSYLVANIA 18940

ANNUAL MEETING OF STOCKHOLDERS
APRIL 27, 2011

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of TF Financial Corporation (the “Company”) to be used at the 2011 Annual Meeting of Stockholders of the Company which will be held at Holy Family University, One Campus Drive, Room 138, Newtown, Pennsylvania on April 27, 2011 at 9:30 a.m., Eastern Time. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, form of proxy and Annual Report to Stockholders are being first mailed to stockholders on or about March 23, 2011. The Company is the parent company of Third Federal Bank (the “Bank”), TF Investments Corporation and Penns Trail Development Corporation.

At the Meeting, stockholders will consider and vote upon (i) the election of two directors, (ii) the approval of a proposal to change the Company’s state of incorporation from Delaware to Pennsylvania, (iii) the approval of the 2011 Directors Stock Compensation Plan, and (iv) the ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending December 31, 2011. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, which may properly come before the Meeting or any adjournment thereof.

VOTING AND REVOCABILITY OF PROXIES

Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted as specified thereon. If no specification is made, proxies will be voted “FOR” the nominees for director set forth herein, “FOR” the proposal to change the Company’s state of incorporation, “FOR” the approval of the 2011 Directors Stock Compensation Plan, and “FOR” the ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending December 31, 2011. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director if the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

STOCK DIVIDEND

On January 26, 2011, the Board of Directors of the Company declared a 5% stock dividend payable on February 28, 2011 to stockholders of record as of February 15, 2011.  All share and per share data disclosed herein have been adjusted to reflect the stock dividend.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Stockholders of record as of the close of business on March 7, 2011 (the “Record Date”) are entitled to one vote for each share of Common Stock of the Company then held. As of the Record Date, the Company had _________ shares of Common Stock outstanding and eligible to vote.

The certificate of incorporation of the Company provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the “Limit”) be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended (the Exchange Act), and includes (i) shares beneficially owned by such person or any of his or her affiliates (as defined in the certificate of incorporation), (ii) shares which such person or his or her affiliates have the right to acquire upon the exercise of conversion rights or options and (iii) shares as to which such person and his or her affiliates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the issuer or any subsidiary.

The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, that may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify or adopt any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies. Please note that under the New York Stock Exchange (“NYSE”) rules that govern how brokers vote your stock, your brokerage firm or other nominee may not vote your shares with respect to Proposals I, II or III without specific instructions from you as to how to vote as these matters are not considered to be a “routine” matter under the NYSE rules.

As to the election of directors, the proxy card being provided by the Board of Directors allows a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for any or all of the nominees being proposed. Under the Company’s bylaws, directors are elected by a plurality of votes cast.

Concerning all other matters that may properly come before the Meeting, including the ratification of the appointment of the independent auditor, by checking the appropriate box, a stockholder may: (i) vote “FOR” the item, or (ii) vote “AGAINST” the item, or (iii) “ABSTAIN” with respect to the item. With the exception of Proposal II, such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked “ABSTAIN” as to that matter.  Proposal II (the reincorporation proposal) requires the affirmative vote of a majority of the shares outstanding to be approved.  As such, abstentions and broker non-votes have the same effect as a vote AGAINST Proposal II.

Security Ownership of Certain Beneficial Owners and Management

Persons and groups owning in excess of 5% of the Company’s Common Stock are required to file reports regarding such ownership pursuant to the Exchange Act. The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by persons and groups owning in excess of 5% of the Company’s Common Stock and by management of the Company, including directors of the Bank. Management knows of no persons or groups other than those set forth below who own more than 5% of the Company’s outstanding shares of Common Stock as of the Record Date.  All share and per share data disclosed herein have been adjusted to reflect the stock dividend.

Security Ownership of Certain Beneficial Owners	Amount and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding

Thomson Horstmann & Bryant, Inc.	199,574 (1)	____%
501 Merritt 7 Norwalk, Connecticut 06851

Dimensional Fund Advisors, LP	172,827 (2)	____%
Palisades West, Building One, 6300 Bee Cave Road Austin, Texas 78746

Lawrence B. Seidman	152,040 (3)	____%
100 Misty Lane, 1st Floor Parsippany, New Jersey 07054

Third Federal Savings Bank Employee Stock Ownership Plan	319,488	____%
3 Penns Trail Newtown, Pennsylvania 18940

Security Ownership of Management	Amount and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding
Kent C. Lufkin	56,210 (4)	____%
President and Chief Executive Officer
Dennis R. Stewart	28,474 (5)	____%
Executive Vice President and Chief Financial Officer
Floyd P. Haggar	16,349 (6)	____%
Senior Vice President and Chief Lending Officer
Elizabeth A. Kaspern	4,856 (7)	*
Senior Vice President and Chief Retail Banking Officer
All directors and executive officers as a group (11 persons)	_______(8)	_____%

__________
*	Less than 1%.

(1)	Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2011.

(2)	Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2011.

(3)	Based on the Schedule 13D filed with the Securities and Exchange Commission on May 11, 2010.

(4)
Includes 24,786 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. Includes 4,474 shares allocated to Mr. Lufkin’s account held in the ESOP.

(5)
Includes 9,450 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. Includes 5,223 shares allocated to Mr. Stewart’s account held in the ESOP.

(6)
Includes 3,612 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. Includes 5,387 shares allocated to Mr. Haggar’s account held in the ESOP.

(7)
Includes 3,612 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. Includes 1,244 shares allocated to Ms. Kaspern’s account held in the ESOP.

(8)
Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect beneficial ownership. Includes 38,243 shares held in the ESOP allocated to the accounts of Mr. Stranford and executive officers of the Company and the Bank, for which officers and directors possess sole voting power and no investment power until such shares vest, and options to purchase an additional 59,957 shares which executive officers and directors may acquire pursuant to the exercise of options exercisable within 60 days of the Record Date.

PROPOSAL I—ELECTION OF DIRECTORS

General Information and the Nominees

The Company’s certificate of incorporation requires that directors be divided into three classes, each class as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of eight members.

The following table sets forth information with respect to the nominees for director and the directors continuing in office, including their names, ages, the years they first became directors of the Company or the Bank, and the number and percentage of shares of the Common Stock beneficially owned by each as of the Record Date. Each director of the Company is also a member of the Board of Directors of the Bank with the exception of Messrs. Stranford and Gregory.

Name	Age(1)	Year First Elected or Appointed(2)	Current Term to Expire	Shares of Common Stock Beneficially Owned(3)		Percent of Class
BOARD NOMINEES FOR TERM TO EXPIRE IN 2014
John R. Stranford	69	1994	2011	141,106	(4)	____%
Albert M. Tantala, Sr.	72	1984	2011	132,181	(5)	____%
DIRECTORS CONTINUING IN OFFICE
Carl F. Gregory	76	1976	2012	107,048		____%
Kent C. Lufkin	58	2003	2012	56,210	(6)	____%
Joseph F. Slabinski, III	61	2006	2012	23,769	(7)	____%
Robert N. Dusek	71	1974	2013	120,098	(5)	____%
Kenneth A. Swanstrom	71	2003	2013	15,750	(8)	____%
James B. Wood	50	2004	2013	9,572	(9)	_____%

_________
(1)	At December 31, 2010.

(2)	Refers to the year the individual first became a director of the Bank.

(3)
Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.

(4)	Includes 21,915 shares allocated to Mr. Stranford’s account held in the ESOP.

(5)
Excludes _______ unallocated shares of Common Stock held under the Employee Stock Ownership Plan (“ESOP”) for which such individual serves as a member of the ESOP Committee or as a Trustee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity.

(6)
Includes 24,786 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. Includes 4,474 shares allocated to Mr. Lufkin’s account held in the ESOP.

(7)	Includes 6,300 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.

(8)	Includes 7,875 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.

(9)
Includes 4,322 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.  Includes 2,500 shares which have been pledged to secure a loan.

Biographical Information

Set forth below are biographies of the nominees for Director, the continuing directors and executive officers of the Company. These biographies contain information regarding the person’s service as a director, business experience, other directorships at any point during the last five years with any other public companies and information regarding involvement with certain types of proceedings, if applicable.  The biographies also describe the skills, experience and attributes that caused the Nominating Committee to nominate the nominee and that qualify the continuing directors to continue to serve on the Board.

Nominees for Director

John R. Stranford was employed by the Bank for more than 36 years. Mr. Stranford served as President and Chief Executive Officer of the Company and the Bank from January 1995 until his retirement on June 30, 2003. Prior to becoming President and Chief Executive Officer, Mr. Stranford served as President from January 1994 and as Executive Vice President and Chief Operating Officer of the Bank since 1984. Mr. Stranford is a former member of the Federal Reserve Bank Advisory Council. Mr. Stranford’s director qualifications include expertise in financial services, real estate and real estate lending having been a prior employee, executive manager and director of the Company, business relationships and in-depth knowledge of the markets in which the Company is located, and his civic and community involvement.

Albert M. Tantala, Sr., is Chairman of the Board of the Bank and serves on various Bank committees. Mr. Tantala is the founding principal and President of a national consulting-engineering firm. He is also a trustee of Holy Family University. Mr. Tantala served for more than eleven years on the Pennsylvania State Registration Board for Professional Engineers, Land Surveyors and Geologists, including two years as Board President. He retired as a U.S. Army officer in 1989 with 28 years of service. Mr. Tantala is past President of the Philadelphia Section of the American Society of Civil Engineers, the Bridesburg Civic Association and the Frankford Optimist Club. Mr. Tantala’s director qualifications include the aforementioned business experience, expertise in financial services, real estate and real estate lending having been a director of the Company, business relationships and in-depth knowledge of the markets in which the Company is located, and his civic and community involvement.

Continuing Directors

Carl F. Gregory is Chairman Emeritus of the Bank Board and a director. He retired as Chief Executive Officer of the Bank in January 1995. Mr. Gregory retired as President of the Bank in 1993, a position he had held since July 1982. Mr. Gregory is a Trustee of Holy Family University since 1980, having served three terms as Vice Chairman and is President of the Aria Health Foundation. Mr. Gregory has served on the boards of the Northeast Branch of the Settlement Music School, the Newtown Chamber Orchestra, the Northeast Philadelphia Chamber of Commerce, and two non-consecutive terms on the Advisory Council of the Federal Reserve Bank. Mr. Gregory’s director qualifications include expertise in financial services, real estate and real estate lending having been a prior employee, executive manager and director of the Company, business relationships and in-depth knowledge of the markets in which the Company is located, and his civic and community involvement.

Kent C. Lufkin currently serves as President and Chief Executive Officer of the Company and the Bank and was appointed to such offices effective June 30, 2003, and appointed as a director of the Company in 2006. He joined the Bank in 2000 and formerly served as Senior Vice President and Retail Banking Officer.  Mr. Lufkin’s

prior experience includes four years as President and Chief Executive Officer at Roebling Bank in Roebling, New Jersey, whose parent company was a public company. Mr. Lufkin serves as a Board member of the Credit Counseling Center of Bucks County; the Bucks County Council, Boy Scouts of America; the South Jersey Bankers Association; the Newtown Business Commons Association; and the Greater Northeast Philadelphia Chamber of Commerce. Mr. Lufkin’s director qualifications include experience in the management of retail banking organizations, real estate and real estate lending having been first an executive manager, then President and Chief Executive Officer and director of the Company and/or the Bank since 2000 and his prior experience with retail banking organizations in New Jersey, his other public company experience, business relationships and in-depth knowledge of the markets in which the Company is located, and his civic and community involvement.

Joseph F. Slabinski, III is President and owner of the Slabinski-Sucharski Funeral Homes, Inc., McCafferty-Sweeney Funeral Home, and the Baj Funeral Home, all located in Northeast Philadelphia. He is also an owner of the Frankford Limousine Service and RV Limousine Company, which provides transportation services for the funeral industry in the Philadelphia metropolitan area.  Mr. Slabinski currently serves as President of the Philadelphia Funeral Directors Association, the Bridesburg Business Association, and the Bridesburg Community Development Corporation and is on the board of the Delaware River City Corporation which is currently working on extending a greenway through the area of northeast Philadelphia. Mr. Slabinski’s expertise is in the city development of areas from Center City to Far Northeast Philadelphia areas.

Robert N. Dusek is Chairman of the Board of the Company. Mr. Dusek is the owner and president of Direction Associates, Inc., Spring House, Pennsylvania, a professional planning, urban design and real estate advisory organization founded in 1972. Consulting services have been provided to more than 250 corporate, institutional, municipal and individual clients seeking design, project financial structuring, land acquisition assistance and real estate development advice. The organization has been involved in planning hundreds of multi-family residential, industrial, commercial, redevelopment and institutional projects throughout Pennsylvania. Mr. Dusek’s director qualifications include the aforementioned business experience, expertise in financial services, real estate and real estate lending having been a director of the Company, business relationships and in-depth knowledge of the markets in which the Company is located, and his civic and community involvement.

Kenneth A. Swanstrom has been a member of the Bank Board of Directors since 2003 and serves on the Compensation and Budget Committees.  Mr. Swanstrom retired from PennEngineering, Danboro, Pennsylvania, a NYSE listed and Russell 2000 company, in 2005.  He spent his entire working career at PennEngineering, moving through the ranks of various positions including manufacturing and sales, and was elected a Director in 1970, President in 1979, and Chairman/CEO in 1993.   PennEngineering is a diversified manufacturing and distribution company and, during Mr. Swanstrom's tenure, the company expanded to ten manufacturing and distribution facilities, including Europe and Asia, with over 1,200 employees.  The company sold its products to many of the Fortune 500 companies.  Mr. Swanstrom's director qualifications include his prior business experience with a stock exchange listed company, shareholder relations, developing new markets, and employee relations.

James B. Wood is Vice Chairman of the Bank Board and serves on several Bank Board committees. Mr. Wood is Senior Vice President and Chief Strategy Officer for The Clemens Family Corporation, a privately-held food, agribusiness and real estate development company based in Hatfield, Pennsylvania, where he has served as an executive for over 11 years. Prior to joining The Clemens Family Corporation, Mr. Wood was with Ernst & Young's management consulting practice, focusing on middle-market growth companies.  Previous to that, he was with Inc. magazine, where he launched and managed Inc.'s Growth Strategy Consulting Group.  Mr. Wood's director qualifications include his deep expertise in strategy development, change management, and business development.

Dennis R. Stewart (age 61) is Executive Vice President and Chief Financial Officer of the Bank and the Company. Before becoming Executive Vice President during 2003, he served as Senior Vice President and Chief Financial Officer since May 1999. Prior to that, Mr. Stewart served as Executive Vice President and Chief Financial Officer of First Coastal Bank in Virginia Beach, Virginia, where he was employed since 1990. Mr. Stewart earned a Master’s Degree in Business Administration in Accounting from Michigan State University and is a certified public accountant. Mr. Stewart also is a Board member and Treasurer of the Lower Bucks Family YMCA.

Floyd P. Haggar (age 60) is Senior Vice President and Chief Lending Officer of the Bank and has held his current position since 1998. Mr. Haggar has more than 30 years of business experience with a primary focus in banking. Prior to joining the Bank, the more recent positions held by Mr. Haggar include: Senior Vice President and Senior Loan Officer at Carnegie Bank in Princeton, NJ from 1994-1998; National Bank Examiner at the Comptroller of the Currency in the Northeast District from 1990-1994; and Vice President and Manager of International/Institutional Banking at Chase Manhattan Bank in New York from 1982-1990. Mr. Haggar received his Masters in Business Administration in Finance from New York University in 1975. Mr. Haggar currently serves as a Board member of the Community Lenders Community Development Corporation in Pennsylvania and the Regional Business Assistance Corporation in New Jersey.

Elizabeth Kaspern (age 52) is Senior Vice President and Retail Banking Officer since joining the Bank in 2006. Prior to that, Ms. Kaspern served as Regional President for Fleet Bank of Pennsylvania and Retail Market Manager in the Pennsylvania and New Jersey Regions, where she was employed by them and their predecessors for 28 years.

Meetings and Committees of the Board of Directors

The Company is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the year ended December 31, 2010, the Board of Directors of the Company held four regular meetings and one special meeting. During the year ended December 31, 2010, the Board of Directors of the Bank held 12 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and Committees on which such director served during the year ended December 31, 2010.

The Company is the parent company of the Bank and does not pay any cash compensation to the executive officers of the Company. The Company’s Compensation Committee administers the Incentive Compensation Plan. The Compensation Committee of the Bank determines compensation and benefits for the executive officers, who have no role in the determination of the amount or form of executive compensation. The Compensation Committee of the Bank is also responsible for matters regarding compensation and benefits, hiring, termination and affirmative action issues for other officers and employees of the Bank. The Compensation Committee of the Company is comprised of Messrs. Dusek (Chair), Tantala and Swanstrom and met two times in 2010. The Compensation Committee of the Bank is comprised of Messrs. Dusek (Chair), Tantala and Swanstrom and met two times in 2010. The Compensation Committee has adopted a written charter, a copy of which is available at www.tffinancial.com. The Audit Committee of the Company is comprised of Directors Tantala (Chair), Gregory and Wood.  All members of the Audit Committee have been determined by the Board of Directors to be independent under the rules of the Nasdaq Stock Market. The Board of Directors has determined that Mr. Gregory is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission.

The Audit Committee annually selects the independent auditors and meets with the accountants to discuss the annual audit. The Audit Committee is further responsible for overseeing internal control for financial reporting. The Audit Committee met five times during the year ended December 31, 2010. The Board of Directors has reviewed, assessed the adequacy of and approved a formal, written charter for the Audit Committee, which is available at www.tffinancial.com.

Director Nomination Process

During the fiscal year ended December 31, 2010, the Board of Directors of the Company established a Nominating Committee.  The Nominating Committee of the Company is comprised of Messrs. Dusek, Gregory and Wood, all of whom are independent under the rules of the Nasdaq Stock Market.  The Nominating Committee has adopted a written charter, a copy of which is available at www.tffinancial.com.  The responsibilities of the Nominating Committee include, among other things, recruiting, identifying, evaluating and interviewing individuals to be recommended to the Board for selection as the Board’s nominees, defining specific criteria for Board membership and evaluating all directors and potential nominees based on such criteria to assure that specific talents, skills and other characteristics and qualifications as needed to ensure the Board’s effectiveness are possessed by an appropriate combination of directors and annually presenting to the Board a list of individuals recommended for selection by the Board as the Board’s nominees for election at the annual meeting of stockholders.

The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Third Federal Bank. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting the Board’s nominees for election. There is no difference in the manner in which persons recommended by directors or officers versus persons recommended by stockholders in selecting Board nominees are evaluated.

To be considered in the selection of Board nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year’s annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration as Board nominees should meet the director qualification requirements set forth in Article III, Sections 15 to 18 of the Company’s bylaws, which require that (i) directors must be stockholders of the Company, owning at least 5,000 shares; (ii) directors of the Company must reside within sixty miles of the Company’s main office in Newtown, Pennsylvania; (iii) directors may not serve as a management official of another depository institution or depository holding company as those terms are defined by the regulations of the Office of Thrift Supervision; and (iv) directors must be persons of good character and integrity and must also have been nominated by persons of good character and integrity. The Board also believes potential directors should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage. The Company does not have a specific policy as to diversity.

Stockholder Communications

The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of stockholders. All of the Board’s members attended the 2010 annual meeting of stockholders.

Board Leadership Structure

Director Kent C. Lufkin serves as President and Chief Executive Officer of the Company and Director Robert N. Dusek serves as Chairman of the Board. The Board of Directors has determined that the separation of the offices of Chairman of the Board and Chief Executive Officer and President will enhance Board independence and oversight.  Moreover, the separation of the Chairman of the Board and Chief Executive Officer and President will allow the Chief Executive Officer and President to better focus on his growing responsibilities of running the Company, enhancing stockholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.

Board’s Role in the Risk Management Process

We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk.  Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees and the committees of the Board of Directors of the Bank, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  To do this, the Chairman of the Board meets regularly with the Chief Executive Officer and President to discuss strategy and risks facing the Company.  Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

EXECUTIVE COMPENSATION

Summary Compensation Table.  The following table sets forth compensation awarded to the Principal Executive Officer, the Principal Financial Officer, and the other executive officers of the Company or the Bank for the year ended December 31, 2010. All compensation is paid by the Bank, with the exception of $4,000 in director’s fees paid to Mr. Lufkin by Penns Trail Development Corporation, a wholly-owned subsidiary of the Company.  None of the named executive officers received a bonus during 2009 or 2010.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Non-Equity Incentive Plan Compensation (1) (d)	All Other Compensation ($)(2) (e)	Total ($) (f)
Kent C. Lufkin,	2010	$268,783	$0	$42,976	$311,759
President and	2009	257,209	84,809	48,476	390,494
Chief Executive Officer

Dennis R. Stewart,	2010	$211,238	$0	$32,264	$243,502
Executive Vice President and	2009	202,142	53,322	26,179	281,643
Chief Financial Officer

Floyd P. Haggar,	2010	$185,207	$0	$23,739	$208,946
Senior Vice President and	2009	177,232	40,907	27,550	245,689
Chief Lending Officer

Elizabeth A. Kaspern,	2010	$132,924	$0	$22,935	$155,859
Senior Vice President and	2009	127,200	29,359	18,547	175,106
Chief Retail Banking Officer
____________
(1)
Non-Equity Incentive Plans. At the beginning of each plan year, the Compensation Committee establishes targets for net income, growth in originated loans outstanding and growth in retail deposit households. Each participant in the Company’s Incentive Compensation Plan is assigned a combination of these three factors, aggregating to 100%. The extent to which these individualized targets are accomplished determines the percentage of payout earned by each participant. The payout, in turn, is a percentage of base salary, and the percentage will vary based on the title and duties of the participant. No awards will be made unless the Company’s net income equals 90% of the target established for the year, even though other target components may exceed the related goal. Thus, the minimum award cannot be quantified. There is no maximum award. The awards are not vested until paid in the year following the plan year, except in the case of a “change of control” in which case the payment is 100% earned and payable on the change of control effective date.

(2)	For All Other Compensation details please refer to the following table:

	2010
Name	Use of Company Car/Car Allowance	Cost of Group Term Life Insurance	Cost of Health Insurance	401k Plan Matching Contribution	Company Subsidiary Director Fees	Cost of ESOP Share Allocation	Dividend Equivalents	Total Other Compensation
Kent C. Lufkin	$5,724	$420	$7,643	$750	$4,000	$9,387	$15,052	$42,976
Dennis R. Stewart	6,407	420	8,960	750	0	10,127	5,600	32,264
Floyd P. Haggar	7,214	420	7,623	750	0	6,132	1,600	23,739
Elizabeth A. Kaspern	11,746	420	6,593	0	0	4,176	0	22,935

Stock Option and Stock Awards Outstanding.  The following table sets forth information concerning stock options and stock awards held at December 31, 2010.  All share and per share data have been adjusted to reflect the 5% stock dividend paid on February 28, 2011.

Stock Option and Stock Awards Outstanding

	Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(d)	Option Exercise Price ($)(e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(g)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1) (h)
Kent C. Lufkin	3,150	0			$19.33	12/12/2011	700	(3)	$14,867
	1,575	0			$24.14	12/20/2012
	4,620	0			$32.51	12/17/2013
	7,875	0			$26.90	7/27/2015
	7,566	11,351	(2)		$19.67	10/22/2015
Dennis R. Stewart	3,150	0			$19.33	12/12/2011
	1,575	0			$24.14	12/20/2012
	2,625	0			$32.51	12/17/2013
	2,100	3,150	(2)		$19.67	10/22/2015
Floyd P. Haggar	2,100	0			$32.51	12/17/2013
	1,512	2,268	(2)		$19.67	10/22/2015
Elizabeth A. Kaspern	2,100	0			$25.71	7/26/2011
	1,512	2,268	(2)		$19.67	10/22/2015
____________
(1)	The market value of stock awards outstanding was determined using $21.2286 per share which is the last price per share at which the stock traded during 2010.

(2)	The award vests 33% per year beginning on 10/22/2011.

(3)	The award vests 100% on 10/22/2011.

Pension Plan.  The Pension Plan provides for monthly payments to each participating employee at normal retirement age (age 65). For accruals before January 1, 1998, the annual benefit payable as a life annuity under the Pension Plan is equal to 45% of Final Average Compensation plus 19.5% of Final Average Compensation in excess of the Covered Compensation in effect for the year of benefit determination, reduced for each year of service less than 30. Where the percentage results in an amount that exceeds the allowable limits under the Internal Revenue Code (the Code), such amount shall be reduced to the maximum allowable amount. For purposes of benefit calculations, Final Average Compensation is defined as the average of total compensation for the five highest years. For accruals after December 31, 1997, the annual benefit payable as a life annuity under the Pension Plan is equal to 45% of Average Compensation reduced for each year of service less than 30. Average Compensation is defined as the average of total compensation for all years beginning after December 31, 1997. A participant may elect an early retirement at age 55 with 5 years of service at a reduced monthly benefit.

Potential Payments Upon Termination Due to a Change in Control

Change in Control Severance Agreements.  The Bank has entered into a change in control severance agreement with Kent C. Lufkin, President and Chief Executive Officer, Dennis R. Stewart, Executive Vice President and Chief Financial Officer, Floyd P. Haggar, Senior Vice President and Chief Lending Officer, and Elizabeth A. Kaspern, Senior Vice President and Chief Retail Banking Officer. The severance agreement for Mr. Lufkin has a term of thirty-six months. The severance agreements for Messrs. Stewart and Haggar, and Ms. Kaspern all have a term of twenty-four months. The agreements are terminable by the Company and the Bank for just cause as defined in the agreements. If the Company or the Bank terminates the employee without just cause following a change in control as defined in such agreements, the employee will be entitled to a severance payment. With respect to

Mr. Lufkin’s agreement, such agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of the Bank, Mr. Lufkin will be paid an amount equal to 2.99 times his most recent three calendar years’ average annual total compensation. The agreements with Messrs. Stewart and Haggar, and Ms. Kaspern provide for payments equal to 2.00 times the prior three calendar years’ average annual total compensation upon termination of employment following a change in control. It is anticipated that all such payments made by the Bank under such agreements would be a tax-deductible compensation expense for federal tax purposes. The aggregate payments that would be made to such individuals net of the federal tax benefit would be an expense to the Bank, thereby reducing net income and the Bank’s capital by such amount. The agreements may be renewed annually by the Board of Directors within the Board’s sole discretion.

DIRECTOR COMPENSATION

Each director of the Company was also a director of the Bank throughout 2010, with the exception of John R. Stranford and Carl F. Gregory who serve as directors of the Company only and Joseph F. Slabinski, III, Kenneth A. Swanstrom and James B. Wood who all became directors of the Company effective July 28, 2010. For 2010, non-employee directors of the Company received a quarterly retainer of $3,000 ($16,400 for the Chairman of the Company’s Board). During 2010, each non-employee director of the Bank received a fee of $1,000 per board meeting attended ($3,500 for the Chairman of the Bank’s Board, and $2,000 for the Vice Chairman of the Bank’s Board) and, depending on the committee, either $500 per committee meeting attended ($600 for the Chairman of the Committee) or $1,000 per quarter regardless of the number of meetings. The director fees shown in the table below include fees paid for service on the Company’s Board and any fees paid for service on the boards of the subsidiaries of the Company.

The Company has entered into a change in control severance agreement with Robert N. Dusek, Chairman of the Board. Mr. Dusek’s agreement stipulates a payment of $250,000 upon termination of service following a change in control.

Director Compensation Table

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($)(1) (d)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2) (e)	All Other Compensation ($)(3) (f)	Total ($) (g)
Robert N. Dusek, Chairman	$86,700	$0	$0	$0	$0	$86,700
Carl F. Gregory	12,000	0	0	12,684	0	24,684
Dennis L. McCartney (4)	6,000	0	0	0	1,500	7,500
John R. Stranford	12,000	0	0	0	0	12,000
Joseph A. Slabinski, III (5)	21,629	0	0	0	0	21,629
Kenneth A. Swanstrom (5)	18,129	0	0	0	6,000	24,129
James B. Wood (5)	38,229	0	0	0	3,294	41,523
Albert M. Tantala, Sr.	66,100	0	0	0	0	66,100
_________
(1)	Unexercised option awards outstanding at December 31, 2010 were as follows (in shares): Slabinski — 6,300; Swanstrom — 7,875; and Wood — 4,322.

(2)
Paid pursuant to a Supplemental Retirement Benefit Agreement provided upon Mr. Gregory’s retirement from the Bank in 1994. These payments will continue at $1,057 per month until the later of the death of Mr. Gregory or his spouse.

(3)	The amounts in this column are dividend equivalents paid on all stock option awards issued under the 1994 and 1997 stock option plans.

(4)	Mr. McCartney retired from the Board effective April 28, 2010.

(5)	Messrs. Slabinski, Swanstrom and Wood became directors of the Board of Directors of the Company effective July 28, 2010.

ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock of the Company is registered pursuant to Section 12(b) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock (10% beneficial owners) are required to file reports of ownership and changes in beneficial ownership of the Common Stock with the SEC and Nasdaq and to provide copies of those reports to the Company. Based on the Company’s review of such ownership reports furnished to the Company or written representations from certain reporting persons, it was determined that no officer or director failed to file such ownership reports on a timely basis during the fiscal year ended December 31, 2010 with the exception of one Form 4 each for Directors John R. Stranford and Kenneth A. Swanstrom each to report one transaction which were filed one day late due to administrative oversight.

Certain Relationships and Related Transactions and Director Independence

There were no directors, executive officers or immediate family members of such individuals who were engaged in transactions with the Bank or any subsidiary involving more than $120,000 during the years ended December 31, 2010 and 2009, with the exception of certain lending and deposit relationships.  In the normal course of its business as a financial institution, the Bank has granted loans to its officers, directors and their affiliates. All such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank and did not involve more than the normal risk of collectability or present other unfavorable features.

All members of the Board of Directors other than Mr. Lufkin, our current President and Chief Executive Officer, and John R. Stranford, our former President and Chief Executive Officer, are independent under the rules of the Nasdaq Stock Market.

Report of the Audit Committee

For the fiscal year ended December 31, 2010, the Audit Committee (i) reviewed and discussed the Company’s audited financial statements with management, (ii) discussed with the Company’s independent auditor, S.R. Snodgrass, A.C., the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and (iii) received from S.R. Snodgrass, A.C. the written disclosures and the letter as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with S.R. Snodgrass, A.C. its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Audit Committee:

Albert M. Tantala, Sr. (Chair), Carl F. Gregory and James B. Wood.

Principal Accounting Firm Fees

Audit Fees.  The aggregate fees of the Company’s principal accountant for professional services rendered for the audit of the Company’s annual consolidated financial statements and for the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2010 and 2009 were $142,170 and $214,736, respectively.

Tax Fees.  The aggregate fees of the Company’s principal accountant for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2010 and 2009 were $21,144 and $40,359, respectively.

All Other Fees.  The aggregate fees of the Company’s principal accountant for professional services rendered for services or products other than those listed under the captions Audit Fees and Tax Fees for the years ended December 31, 2010 and 2009 were $25,000 and $48,152, respectively, and primarily consisted of audits of benefit plans.

It is the Audit Committee’s policy to approve all audit and non-audit services prior to the engagement of the Company’s independent auditor to perform any service. All of the services listed above for 2010 and 2009 were approved by the Audit Committee prior to the service being rendered.

PROPOSAL II—APPROVAL OF THE PROPOSAL TO REINCORPORATE
THE COMPANY AS A PENNSYLVANIA CORPORATION

General

The Board of Directors of the Company has unanimously approved, subject to stockholder approval, a proposal (the “Reincorporation Proposal”) to change the Company’s state of incorporation from Delaware to Pennsylvania (the “Reincorporation”) by means of a merger (the “Merger”) of the Company with and into TF Pennsylvania Corporation (“TF Pennsylvania”). TF Pennsylvania is a wholly owned subsidiary of the Company formed under the laws of Pennsylvania solely for the purpose of reincorporating the Company in Pennsylvania.  The merger will be accomplished pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), attached as Appendix A to this Proxy Statement.  The effect of the Merger will be to change the law applicable to the Company’s corporate affairs from Delaware law to Pennsylvania law and to change the governing instruments for the Company from its existing certificate of incorporation and bylaws to the articles of incorporation and bylaws of TF Pennsylvania, copies of which are attached hereto as Appendices B and C.  While these governing documents are substantially similar to the existing certificate of incorporation and bylaws of the Company, the Reincorporation will result in some changes to stockholders’ rights.  See “—Comparison of Stockholders’ Rights.”  Copies of the Company’s existing certificate of incorporation and bylaws are available upon request to the Corporate Secretary, TF Financial Corporation, 3 Penns Trail, Newtown, Pennsylvania 18940.

For the reasons discussed below, the Company’s Board of Directors believes that the best interests of the Company and its stockholders would be served by changing its state of incorporation from Delaware to Pennsylvania.  The Company’s Board of Directors believes that adoption of the Merger Agreement is advisable and unanimously recommends that stockholders vote “FOR” approval of the Reincorporation Proposal.

Approval of the Reincorporation Proposal by the Company’s stockholders will constitute adoption by the Company’s stockholders of the Merger Agreement and approval by the Company’s stockholders of the articles of incorporation and the bylaws of TF Pennsylvania, all other transactions and proceedings relating to the Merger and the assumption by TF Pennsylvania, as the surviving corporation of the Merger, of the Company’s employee benefit plans, agreements and arrangements and the obligations of the Company under such plans, agreements and arrangements. Pursuant to the terms of the Merger Agreement, the articles of incorporation and bylaws of TF Pennsylvania will replace the certificate of incorporation and bylaws as the Company’s principal corporate governance documents. See “--Comparison of Stockholder Rights.” Accordingly, stockholders are urged to read carefully this proxy statement and the attached appendices.

Purposes of the Reincorporation

The Board of Directors of the Company believes that the best interests of the Company and its stockholders will be served by changing the Company’s state of incorporation from Delaware to Pennsylvania. Operating as a Pennsylvania corporation will provide  the Company with certain advantages over operating as a Delaware corporation, including significant savings in franchise taxes paid to the State of Delaware. The Board of Directors and management of the Company are committed to supporting the Pennsylvania business community and the economic growth of both the Company and the Commonwealth of Pennsylvania. The Company’s headquarters are located in Pennsylvania and most of its employees are Pennsylvania residents. In addition, the franchise tax and related fees that the Company pays as a Delaware corporation (and fees for qualifying to do business as a foreign corporation in the Commonwealth of Pennsylvania) are significantly higher than comparable fees for a Pennsylvania corporation. In 2010, the Company incurred franchise taxes payable to the state of Delaware in the amount of $90,075.  The Company estimates that, whether or not it had been incorporated in Pennsylvania in 2010, it would have incurred under Pennsylvania’s minimum corporate tax approximately $2,700 in tax payable to the Commonwealth of Pennsylvania. Management estimates that, in addition to other efficiencies, the Reincorporation will result in savings of state taxes and fees alone aggregating approximately $90,075 per year.

Principal Features of the Reincorporation Proposal

The Merger Agreement provides for the Merger of the Company into TF Pennsylvania.  Prior to the Merger, TF Pennsylvania will have no operating history, assets, or liabilities.  At the Effective Time of the Merger (as defined in the Merger Agreement), the name of TF Pennsylvania will be changed to “TF Financial Corporation.” After the Effective Time, the Company will be governed by the articles of incorporation and bylaws of TF Pennsylvania, which are substantially similar to the governing documents of the Company, except as described in this proxy statement.  The Merger will not change the business or management of the Company.  The following discussion summarizes key aspects of the Reincorporation Proposal.  This summary is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement attached as Appendix A, TF Pennsylvania’s articles of incorporation, attached as Appendix B, and TF Pennsylvania’s bylaws, attached as Appendix C.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding share of Common Stock will automatically be converted into one share of common stock of TF Pennsylvania. Each outstanding certificate representing shares of the Company’s Common Stock will continue to represent the same number of shares of common stock of TF Pennsylvania. It will not be necessary for stockholders to exchange existing Company stock certificates for TF Pennsylvania stock certificates.  However, when outstanding certificates representing shares of the Company’s Common Stock are presented for transfer after the Merger, new certificates representing shares of TF Pennsylvania’s common stock will be issued.  New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and the payment of any applicable taxes.

Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Company and other changes described in this Proxy Statement. Reincorporation of the Company will not, in and of itself, result in any change in the name, business, management, or location of the principal executive offices, assets or liabilities of the Company. The TF Pennsylvania Board of Directors will consist of the same individuals who serve as directors of the Company as of the Effective Time.  Pursuant to the terms of the Merger Agreement, such individuals will serve as members of the TF Pennsylvania Board of Directors for the same staggered terms as those for which they are serving as directors of the Company as of the Effective Time.   Each of the officers of TF Pennsylvania is now serving as an officer of the Company. The Company’s 1994 Stock Option Plan, 1997 Stock Option Plan and 2005 Stock-Based Incentive Plan (the “Plans ”) will be continued by TF Pennsylvania, and each option to purchase the Company’s Common Stock issued pursuant to the Plans will automatically be converted into an option to purchase the same number of shares of common stock of TF Pennsylvania, upon the same terms and subject to the same conditions as set forth in the Plans.

The Company’s Common Stock will continue to be traded on the Nasdaq Global Market without interruption under the same symbol (THRD) as at present.  TF Pennsylvania will succeed to all the assets and liabilities of the Company. The stated purposes of TF Pennsylvania, as set forth in its articles of incorporation, will permit the Company in the future to enter into any lawful business activity, with such power and authority as is equivalent to the Company’s current status under the Delaware General Corporation Law (“DGCL”) and the Company’s current certificate of incorporation. The Reincorporation will not change the financial condition of the Company and will involve only the Company and a wholly owned subsidiary of the Company formed for the sole purpose of the Reincorporation. If stockholders approve the Reincorporation Proposal, the Reincorporation will be completed at a time that the Boards of Directors of the Company and TF Pennsylvania determine is advisable and after receipt of all required government approvals and filings. The Merger will take effect on the date upon which the Merger Agreement is filed with the offices of the Secretaries of State of the Commonwealth of Pennsylvania and

the State of Delaware, which filing is anticipated to be as soon as practicable after approval of the Merger Agreement by the Company’s stockholders and all other conditions have been satisfied.  Approval of the Reincorporation Proposal requires the affirmative vote of the holders of a majority of the Company’s outstanding shares of Common Stock.

Comparison of Pennsylvania and Delaware Corporation Laws

The Company is a Delaware corporation and is governed by the DGCL.  As a Pennsylvania corporation, TF Pennsylvania will be governed by the Pennsylvania Business Corporation Law (the “PBCL”).  Because of differences in the corporation laws of Pennsylvania and Delaware, the rights of the Company’s stockholders will change in various respects as a result of the proposed Reincorporation.  The following discussion is a summary of principal differences in the rights of stockholders following the Reincorporation.  The summary is qualified in its entirety by reference to the relevant provisions of the PBCL and the DGCL and to the provisions of the TF Pennsylvania articles of incorporation and bylaws attached to this Proxy Statement.

Special Meetings of Stockholder.  Under the DGCL, special meetings of stockholders may be called only by the board of directors or by any other person authorized in the corporation’s certificate of incorporation or the bylaws. Generally, all stockholders of record entitled to vote must receive notice of stockholder meetings not less than 10 nor more than 60 days before the date of the stockholder meeting.  The certificate of incorporation of the Company provides that special meetings of the stockholders may be called only by the Board of Directors or a duly authorized committee thereof.

The PBCL generally would permit holders of 20% or more of the outstanding shares to call a special meeting of stockholders unless restricted in the articles of incorporation. However, as long as a Pennsylvania corporation is subject to the periodic reporting obligations of the Securities Exchange Act of 1934, as amended (a “Registered Corporation”), as is the Company, stockholders are not entitled to call special meetings.  In addition, under the PBCL, stockholders of record entitled to vote must receive notice of stockholder meetings not less than five days before the date of the stockholder meeting with no maximum time period provided.  The articles of incorporation and the bylaws of TF Pennsylvania carry over the Delaware provision that limits the ability to call special meetings of stockholders to the Board of Directors or a duly authorized committee thereof.  TF Pennsylvania’s bylaws include the same notice provisions as included in the Company’s bylaws which provide that stockholders must receive notice of a meeting at least ten days, but no later than 60 days, prior to the date of the meeting.  However, the bylaws of TF Pennsylvania allow the record date for any meeting of stockholders or for the payment of any dividend, to be set not more than 90 days in advance of the meeting date, as opposed to 60 days, as is the case in the current bylaws of the Company.

Stockholder Nominations for Board of Directors and Proposals for Consideration at Annual Meeting.  Under both Pennsylvania and Delaware law, a corporation may require stockholders wishing to nominate persons for election to the board of directors to give notice of the nomination by a date prior to the annual meeting. The Company’s policy with respect to nominations is that nominations must be submitted no later than 120 days prior to the anniversary of the prior year’s annual meeting.  The Company’s certificate of incorporation and bylaws do not specify a deadline for submission of proposals for new business to be voted on by stockholders.

The articles of incorporation and bylaws of TF Pennsylvania provide, that in order for a stockholder to bring a director nomination or other business before an annual meeting, the stockholder must give timely, written notice to the Secretary of TF Pennsylvania. To be timely, the stockholder notice must be delivered to the principal office of the Company no later than the close of business on the 120th day prior to the first anniversary of the previous year’s annual meeting.  The Company believes that these time periods are consistent with its existing policy, the PBCL and the DGCL, and provide adequate time for consideration of new business proposals prior to a stockholders’ meeting.

Classified Board of Directors.  Both Delaware law and Pennsylvania law permit corporations to have classified boards of directors.  Delaware limits the number of classes to three, although Pennsylvania law would permit the board to be divided into four classes.

The Company’s Board of Directors is currently divided into three classes with only one class standing for election each year.  TF Pennsylvania’s articles of incorporation also provide for a classified board consisting of three classes.  As such, the Reincorporation will not have any impact on the composition of the Board or the terms of office of each director.  In the future, TF Pennsylvania could opt to divide the Board into four classes although any such change would require an amendment to the articles of incorporation which would be subject to stockholder approval.

Removal of Directors.  Under Delaware law, if a company has a staggered board of directors, as does the Company, directors may only be removed by stockholders for cause.  The Company’s certificate of incorporation provides that directors may only be removed for cause and only if the removal is approved by at least 80% of the outstanding shares of Common Stock.

Under Pennsylvania law, subject to certain limitations, a Pennsylvania corporation may provide that directors may only be removed for cause and may require the approval of 100% of the outstanding shares.  Pennsylvania corporations are not permitted to restrict a stockholder’s ability to go to court and seek the court to remove a director in the case of fraudulent or dishonest acts or gross abuse of authority.  TF Pennsylvania’s articles of incorporation carry over the provision contained in the Company’s certificate of incorporation requiring an 80% affirmative vote to remove directors for cause but does not prohibit a stockholder from seeking removal by the court in the limited circumstances permitted under Pennsylvania law.

Limitation of Director Liability.  Delaware law permits the Company to include a provision in its certificate of incorporation that eliminates or limits the personal liability of a director for monetary damages resulting from a  breach of fiduciary duty as a director, except under the following circumstances: (i) for a breach of loyalty, (ii) for acts or omission not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of dividend or unlawful stock purchase or redemption, and (iv) from any transaction in which the director derived an improper personal benefit.  The Company’s certificate of incorporation includes a provision limiting directors’ liability in these circumstances.

Under Pennsylvania law, a corporation is permitted to include a provision in its corporate documents limiting liability of directors for any actions taken unless the director has breached or failed to perform his or her fiduciary duty and the breach or failure consists of self-dealing, willful misconduct, or recklessness, although a director’s liability may not be limited in the instance of a violation of any criminal statute or for the payment of taxes to federal, state or local authorities.  TF Pennsylvania’s articles of incorporation carry over the limitation of director liability provision although it is limited to those circumstances permitted under Pennsylvania law.

Amendments to Key Corporate Documents.  Under Delaware law and the Company’s certificate of incorporation, amendments to the certificate of incorporation are generally proposed by the Board of Directors but there is no restriction against stockholder action provided it otherwise complies with the advance notice provisions.  The Board is required to approve and adopt any such amendments prior to submitting such amendments to stockholders for approval.  Approval of amendments generally requires the affirmative vote of a majority of the shares outstanding, but a supermajority vote requirement is permitted.  Under Delaware law, the certificate of incorporation may provide that the power to adopt and amend bylaws is with the Board of Directors, subject to the right of stockholders to amend such provision.  The Company’s certificate of incorporation so provides and requires 80% vote of stockholders to amend this provision.

Under Pennsylvania law, unless otherwise prohibited in the articles of incorporation, amendments to the articles may be proposed by the board of directors or the holders of at least 10% of the voting shares.  However, stockholders of Registered Corporations are prohibited under the PBCL from proposing amendments to the articles of incorporation.  Generally, the required vote to approve amendments is a majority of the votes cast.  A corporation is permitted to include a greater approval percentage if desired.  Pennsylvania permits a corporation to provide that bylaws may only be amended by directors, provided stockholders have the right to change such a provision.  In addition, the board of directors may not adopt or change a bylaw on any subject that is committed expressly to stockholders in Pennsylvania law.  TF Pennsylvania’s articles of incorporation explicitly restrict the right of stockholders to propose amendments to the articles of incorporation and require a supermajority vote in the same circumstances as the Company’s certificate of incorporation does.  As with the Company’s certificate of incorporation, TF Pennsylvania’s articles of incorporation limit the right to amend TF Pennsylvania’s bylaws to the Board of Directors, except as otherwise may be required by law.

Fiduciary Duties of Director.  Both the DGCL and PBCL provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation.  In discharging this function, directors owe fiduciary duties of care and loyalty to the corporation and to its stockholders.

Delaware courts have held that the duty of care requires the directors to exercise an informed business judgment.  An informed business judgment means that the directors have informed themselves of all material information reasonably available to them.  Delaware courts have also imposed a heightened standard of conduct upon directors in matters involving a contest for control of the corporation.

Similar to Delaware law, Pennsylvania law requires that directors perform their duties in good faith, in a manner they reasonably believe to be in the best interests of the corporation, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances.  The PBCL, however, contains a provision specifically permitting (not requiring) directors, in discharging their duties, to consider the effects of any action taken by them upon any or all affected groups (including, e.g. stockholders, employees, customers, creditors and certain communities) as well as all other pertinent factors. While the Company’s certificate of incorporation contains a similar provision, it is unclear how such provision would be interpreted by Delaware courts.  Furthermore, unlike Delaware law, the PBCL expressly makes clear that a director has no greater obligation to justify, or higher burden of proof with respect to, any act relating to an actual or potential take-over of the corporation than he or she has with respect to any other act as a director.

Mergers and Major Transactions.  Under Delaware law, fundamental corporate transactions (such as mergers, sales of all or substantially all of the corporation's assets, dissolutions, etc.) require the approval of the holders of a majority of the outstanding shares of Common Stock.  Pennsylvania law, which will apply to TF Pennsylvania, presents a lower approval threshold by requiring only a majority of the votes actually cast by the stockholders at the meeting.  Delaware and Pennsylvania laws each permit a corporation to increase the minimum percentage vote required above the statutory minimums described above.  Both the Company’s certificate of incorporation and TF Pennsylvania’s articles of incorporation impose higher approval requirements for certain transactions (including mergers, interested party transactions and other fundamental transactions) where the transaction is not supported by the Board of Directors.

Appraisal or Dissenters Rights.  The rights of stockholders to demand payment in cash by a corporation of the fair value of their shares under certain circumstances are called appraisal rights under the DGCL and dissenters rights under the PBCL. Delaware law does not afford appraisal rights to holders of shares which are either listed on a national securities exchange, designated as a national market system security on an inter-dealer quotation system, or held of record by more than 2,000 stockholders, unless the plan of merger or consolidation converts such shares into anything other than stock of the surviving corporation or stock of another corporation which is either listed on a national securities exchange, quoted on the Nasdaq National Market or held of record by more than 2,000 stockholders.  For this reason, stockholders of the Company do not have appraisal rights in connection with the Reincorporation.

Pennsylvania law, like Delaware law, generally denies dissenters rights to holders of shares that are listed on a national exchange, quoted on the Nasdaq National Market or held of record by more than 2,000 shareholders.  Pennsylvania law, however, does not require, in order for such denial of dissenters rights to apply, that a plan of merger or combination provide for conversion of the shares of a target corporation into shares of the surviving corporation or another corporation.

Anti-takeover Provisions in the Key Corporate Documents and State Law.  Both Delaware law and Pennsylvania law allow the Company and TF Pennsylvania, respectively, to impose a supermajority voting requirement on a variety of corporate actions.  The Company’s certificate of incorporation includes provisions limiting the voting rights of persons beneficially owning in excess of 10% of the outstanding shares of Common

Stock.  This provision is carried over to TF Pennsylvania’s articles of incorporation.  Both entities also require a supermajority vote (80%) to approve certain fundamental transactions with principal stockholders if the transaction has not first been approved by the Board of Directors and impose certain “fair price” requirements on transactions with principal stockholders.

The DGCL also contains a statutory antitakeover provision requiring that in order to engage in certain business combinations with Delaware corporations, an "interested stockholder," i.e., a stockholder, owning 15% or more of the corporation's stock for a period of less than three years, must obtain the approval of at least two-thirds of the corporation's outstanding stock not owned by such stockholder.  This provision does not apply if the stockholder satisfies certain requirements under Delaware law.  Corporations may opt out from the statute, which is what the  articles of incorporation of TF Pennsylvania provide.

The PBCL contains a number of statutory antitakeover provisions applicable to Registered Corporations, such as TF Pennsylvania, unless the entity opts out from one or more of the provisions.  TF Pennsylvania has not opted out of Subchapters 25B-25D of the PBCL.  Subchapter 25-B provides that a registered corporation is not required to provide a copy of dissenters’ rights statutes to stockholders when seeking approval of a transaction that gives stockholders the right to demand dissenters’ rights and authorizes the Board of Directors to create voting or ownership limitations with respect to the outstanding shares. Subchapter 25-C contains a number of provisions that restrict stockholders’ rights to call a special meeting or take action other than by a meeting.  Subchapter 25-D prohibits stockholders from amending the articles of incorporation and also includes a supermajority vote requirement for business combinations with interested stockholders.  However, the TF Pennsylvania articles of incorporation expressly opt out of the following anti-takeover protections otherwise applicable to Registered Corporations:

•	Subchapter 25E, which, with certain exceptions, entitles shareholders to be paid the fair value of their shares by anyone who acquires 20% or more of the outstanding voting power of the corporation;
•	Subchapter 25F, which imposes certain financial requirements and restrictions on business combinations with interested shareholders of the corporation;
•	Subchapter 25G, which, with certain exceptions, limits the voting rights of persons who have acquired 20% or more of the outstanding voting power of the corporation;
•	Subchapter 25H, which requires disgorgement of certain profits made by controlling shareholders following their attempts to gain control of the corporation;
•	Subchapter 25I, relating to severance compensation for employees terminated following certain control-share acquisitions; and
•	Subchapter 25J, relating generally to the continuation of labor contracts following business combination transactions.

Franchise and Income Taxes

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. The Company was subject to annual franchise taxes of approximately $90,075 in 2010.  In addition, the Company was still required to pay the Commonwealth of Pennsylvania a minimum corporate tax based on the nature of the capital stock of the corporation since it files income tax returns in Pennsylvania.  While the Company will still incur the capital stock tax of approximately $2,700 after the Reincorporation, it will no longer be subject to the Delaware franchise tax.

Federal Income Tax Consequences

The following is a discussion of the material federal income tax consequences of the Merger that are generally applicable to holders of shares of the Company’s Common Stock. The discussion does not address all federal income tax consequences that may be important to particular holders of shares of the Company’s Common Stock in light of their individual circumstances, or who are subject to special treatment under federal income tax laws (such as stockholders that are dealers in securities, foreign persons and stockholders that acquired their shares in connection with a stock option plan or other compensatory transaction).

The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as currently existing or in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. The Company does not intend to request a ruling from the Internal Revenue Service or an opinion of counsel as to the federal income tax consequences of the Merger.

This discussion does not address any foreign, state or local tax consequences of the Merger. Stockholders are urged to consult their own tax advisors as to the specific federal, foreign, state, local and other tax consequences to them of the Merger.

The Company intends that the Merger and resulting reincorporation of the Company from Delaware to Pennsylvania will qualify as a tax-free “reorganization” described in Section 368(a)(1)(F) of the Code. Assuming the Merger qualifies as a reorganization, (1) no gain or loss will be recognized by the Company as a result of the Merger; (2) no gain or loss will be recognized by the holders of shares of Company Common Stock upon the exchange of such shares for shares of Common Stock of TF Pennsylvania; (3) the basis of the shares of Common Stock of TF Pennsylvania received by a stockholder of the Company will be the same as the stockholder’s basis of Company Common Stock surrendered by the stockholder in exchange therefor; and (4) a stockholder’s holding period for the shares of Common Stock of TF Pennsylvania received by a stockholder of the Company will include the holding period of the shares of the Company’s Common Stock surrendered in exchange therefor, provided that the shares of Common Stock of TF Pennsylvania are held as a capital asset on the date of the Merger.

Reserved Power to Abandon Reincorporation Proposal

Notwithstanding a favorable vote of the stockholders, the Board of Directors has reserved the right to abandon the proposed Reincorporation prior to the effectiveness of the Merger if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances that may prompt a decision to abandon the proposed Reincorporation.

Vote Required and Board Recommendation

If a quorum is present, the affirmative vote of a majority of the shares outstanding and entitled to vote at the Meeting will be required to approve the Reincorporation Proposal.  Abstentions and broker non-votes will have the effect of a vote “against” approval of the Reincorporation Proposal.  A vote for approval of the Reincorporation Proposal will constitute specific approval of the Merger Agreement and of all other transactions and proceedings relating to the Merger, including the assumption by TF Pennsylvania of the Plans, and all other employee benefit plans and agreements, and the liabilities and obligations of TF Pennsylvania under, and with respect to, these plans and agreements.

The Board of Directors has unanimously approved the Reincorporation Proposal and the Merger, which will effect the proposed Reincorporation, and unanimously recommends a vote FOR approval of the Reincorporation Proposal. Proxies solicited by the Board of Directors will be voted for the Reincorporation Proposal unless a vote against the proposal or abstention therefrom is specifically indicated.

PROPOSAL III—APPROVAL OF THE DIRECTORS STOCK COMPENSATION PLAN

The Board of Directors has approved the 2011 Directors Stock Compensation Plan (the “Directors Plan”) subject to the approval of the Company’s stockholders.  The primary reason for adopting the Directors Plan is to permit the Company to pay Directors fees in stock of the Company, rather than cash.  The total number of shares of Common Stock to be reserved and available for awards under the Directors Plan is 36,000 shares representing approximately 1.3% of the total of _______ shares of Common Stock outstanding on the Record Date.

Material Provisions of the Directors Plan

Appendix D to this Proxy Statement contains the full text of the Directors Plan. Appendix D is incorporated by reference into the following plan summary, which is qualified in its entirety by this reference.

Purposes. The primary reason for adopting the Directors Plan was to permit directors’ fees, which are currently paid in cash, to be paid in stock of the Company.  The Company’s primary source of cash is derived from cash dividends it receives from the Bank.  The amount and payment of cash dividends by the Bank to the Company is limited by federal banking regulations.  The Company uses cash for, among other things, its operating expenses, the payment of dividends to stockholders of the Company, stock repurchases and other uses.  Given the current bank regulatory and economic environment, and the possibility that dividends from the Bank to the Company may be interrupted by regulatory action or as a result of future changes in the financial condition of the Bank, the Board of Directors believes it is prudent and in the best interests of stockholders to conserve cash at the Company level.   The payment of Board of Directors fees in the form of Company stock will reduce the cash needs of the Company and conserve cash for other purposes, such as the payment of dividends to stockholders and possible stock repurchases.   The Directors Plan is also designed to promote the growth and profitability of the Company by attracting and retaining directors of outstanding competence and aligning their interests with those of the stockholders through compensation in the form of an equity interest in the Company.

Maximum Shares Available.  The Company will reserve and keep available at all times such number of shares of the Company Common Stock as may be required to satisfy the needs of the Directors Plan. A maximum of 36,000 shares of the Company Common Stock may be issued under the Directors Plan.

Administration of the Directors Plan. A committee of independent directors will administer the Directors Plan (the “Committee”). Its members will be the members of the Compensation Committee of the Board. The administrative committee has broad discretionary powers.

Eligibility for Awards. Eligibility is open to all directors of the Company who are not common law employees of the Company. This includes all current members of the Board, except for Mr. Lufkin, or a total of seven (7) individuals as of the Record Date.

Terms and Conditions of Awards.

As of the first business day of each calendar quarter (“Grant Date”) following the date the stockholders approve the Directors Plan, the Committee shall make an award to each director of a number of Shares with a fair market value on such Grant Date that is equal to the quarterly retainer then in effect and payable to such director for his or her service as a member of the Board of the Company, including any additional compensation as Chairman or Vice Chairman, as applicable, rounded down to the nearest whole Share.

The Shares awarded (a) shall be in the form of Shares registered in the name of the director; (b) shall be deemed 100% earned and non-forfeitable as of such Grant Date; and (c) shall carry full voting and dividend rights in favor of the holder of record from such Grant Date.

Form of Awards. Generally, awards shall be effected by direct registration of the Shares in a book-entry account on the Company’s stock transfer records established for the director by the Company’s transfer agent within 45 days of such Grant Date; and in the event that an alternative form of delivery shall be utilized, then such delivery will also be made within such 45 day period.

The Committee shall make such arrangements for control of shares issued or for the imposition of restrictions on certificates, book-entry accounts or other evidence of such Shares, as it deems necessary or appropriate to enforce any transfer restriction and other provisions of the Directors Plan.

Anti-dilution Adjustments. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Shares for other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of directors under the Directors Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for issuances of Shares in the aggregate to all directors and individually to any one director and (ii) the number and kind of securities that may be delivered or deliverable in respect of undistributed Shares. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, grants of Shares (including, without limitation, cancellation of awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of shares using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or subsidiary or the financial statements of the Company or any parent or subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

Amendment and Termination. The Directors Plan, if approved by the stockholders, will be in effect for a ten-year period that begins on the date the stockholders approve the Directors Plan. The Board may suspend or terminate the Directors Plan before then. It may also amend the Directors Plan at any time and in any respect. Any amendment that would (i) change the class of eligible participants, or (ii) increase the number of shares of stock that may be granted in total must first be approved by the Company’s stockholders.

Possible Dilutive Effects of the Directors Plan The Directors Plan provides that Common Stock to be awarded under the Directors Plan may be acquired by the Directors Plan through open-market purchases, treasury shares, or from authorized but unissued shares of Common Stock from the Company. To the extent that authorized but unissued shares are utilized to fund stock awards, the interests of current stockholders may be diluted.

Compliance with Legal and Other Requirements. No shares or payments of other benefits under any award will be issued until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange, or compliance with any other obligation of the Company, as the Committee may consider appropriate. The Directors Plan will be interpreted, applied and administered so as to remain fully compliant with all applicable provisions of law; all requirements of any stock exchange; and all other obligations of the Company.

Federal Income Tax Consequences

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting awards that may be granted under the Directors Plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy.  Any change in applicable law or regulation or in the policies of the various taxing authorities may have a significant effect on this summary. The Directors Plan is not a qualified plan under Section 401(a) of the Code.

Generally, the recipient of a stock award recognizes ordinary income, and the Company is entitled to a corresponding tax deduction, equal to the fair market value of the Common Stock upon the Grant Date.

Benefits to Directors

Awards under the Directors Plan may be made by the Committee only after the Directors Plan is approved by stockholders. Following stockholder approval of the Directors Plan, future compensation payable to directors of the Company will be made in the form of Company Common Stock rather than by cash payment.  Such stock awards will be payable quarterly.  All awards under the Directors Plan will be made in the future pursuant to the Directors Plan terms.

NEW PLAN BENEFITS

2011 DIRECTORS STOCK COMPENSATION PLAN

Name and Position	Dollar Value(1)	Number of Units(2)

Robert N. Dusek, Chairman of the Board	$65,600	3,090
Carl F. Gregory, Director	12,000	565
Joseph F. Slabinski, III, Director	12,000	565
John R. Stranford, Director	12,000	565
Kenneth A. Swanstrom, Director	12,000	565
Albert M. Tantala, Sr., Director	12,000	565
James B. Wood, Director	12,000	565

All non-executive directors as a group (7 persons)	$137,600	6,480
__________
(1)
The quarterly retainer for the Company for director fees will be paid entirely in Company common stock and not in cash.  The dollar value assumed is based on 2010 retainers paid to non-employee directors for the entire year.  The Chairman of the Board received an annual retainer in 2010 of $65,600.

(2)	Based on the closing price of Company common stock on December 31, 2010 of $21.2286.

Stockholder Approval

 Stockholder approval of the Directors Plan is being sought to enable recipients of stock awards to qualify for certain exempt transactions related to the short-swing profit recapture provisions of Section 16(b) of the 1934 Act and to meet the requirements under the rules for listed companies on the NASDAQ Global Market.

An affirmative vote of the holders of a majority of the total votes cast at the Meeting in person or by proxy is required to constitute stockholder approval of the Directors Plan.   Voting abstentions and broker non-votes have no effect on the voting on the proposal.

           The Board of Directors unanimously recommends a vote “FOR” approval of the Directors Plan.

EQUITY COMPENSATION PLAN INFORMATION

Set forth below is information as of December 31, 2010 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	126,257	$24.04	700
Equity compensation plans not approved by stockholders
Total	126,257	$24.04	700

PROPOSAL IV—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The financial statements for the fiscal years ended December 31, 2009 and 2008 had been audited by Grant Thornton LLP (Grant Thornton).  On June 17, 2010, the Audit Committee of the Board of Directors dismissed Grant Thornton as the Company’s independent registered public accounting firm.  The Audit Committee's decision was ratified by the Board of Directors as a whole.  Grant Thornton’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2009 and 2008, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with audits of the fiscal years ended December 31, 2009 and 2008 and review of financial statements for the quarters ended March 31, 2010 and March 31, 2009, there were no disagreements or reportable events between the Company and Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports.

Effective June 17, 2010, the Company selected S.R. Snodgrass, A.C., as its new independent registered public accounting firm.  During the two most recent fiscal years and the subsequent interim period to the date hereof, the Registrant did not consult with S.R. Snodgrass, A.C., regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Board of Directors of the Company has appointed S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending December 31, 2011, and is submitting such appointment for ratification by the Company’s stockholders. A representative of S.R. Snodgrass, A.C. is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

Ratification of the appointment of the independent auditor requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditor for the 2011 fiscal year.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above. However, if any other matters should properly come before the Meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. Actual costs, however, may exceed estimated amounts. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company’s Annual Report on Form 10-K (excluding exhibits) for the fiscal year ended December 31, 2010. Such written requests should be directed to the Corporate Secretary, TF Financial Corporation, 3 Penns Trail, Newtown, Pennsylvania 18940.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s proxy materials for the 2012 annual meeting of stockholders, a stockholder proposal must be received at the Company’s executive office at 3 Penns Trail, Newtown, Pennsylvania 18940 no later than November 25, 2011.  In addition, a stockholder proposal must meet other applicable criteria as set forth in the Company’s bylaws and the rules of the Securities and Exchange Commission in order to be considered for inclusion in the Company’s proxy materials.

Under the Company’s bylaws, a stockholder proposal that is not included in the Company’s proxy statement for the 2012 annual meeting of stockholders, will only be considered at such meeting if the stockholder submits notice of the proposal to the Company at the above address by February __, 2012.  However, if the Reincorporation Proposal is approved by stockholders and the Merger is completed, under the articles of incorporation of TF Pennsylvania, notice of a stockholder proposal must be received by the Company by November 25, 2011.   In addition, a stockholder proposal must meet other applicable criteria as set forth in the Company’s bylaws in order to be considered at the 2012 annual meeting of stockholders.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

BY AND BETWEEN

TF PENNSYLVANIA CORPORATION
(a Pennsylvania Corporation)

AND

TF FINANCIAL CORPORATION
(a Delaware Corporation)

           This Agreement and Plan of Merger (“Agreement”) is dated ________ __, 2011 by and between TF Pennsylvania Corporation, a Pennsylvania corporation (“TF Pennsylvania”) and TF Financial Corporation, a Delaware corporation (“TF Delaware”).

Recitals

A.           TF Pennsylvania is a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania and has authorized capital stock consisting of 12 million shares, of which 10 million shares are designated common stock, $.10 par value per share (“TF Pennsylvania Common Stock”), and 2 million shares are designated preferred stock, $.10 par value per share.  As of the date hereof, and before giving effect to the transactions contemplated hereby, 10 shares of TF Pennsylvania Common Stock were outstanding, all of which were held by TF Delaware.

B.           TF Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has authorized capital stock consisting of 12 million shares, of which 10 million shares are designated common stock, $.10 par value per share (“TF Delaware Common Stock”), and 2 million shares are designated preferred stock (“TF Delaware Preferred Stock”).  As of __________, 2011, and before giving effect to the transactions contemplated hereby, _______ shares of TF Delaware Common Stock were outstanding and no shares of TF Delaware Preferred Stock were outstanding.  In addition, TF Delaware has granted to certain directors, officers and employees of TF Delaware or its wholly owned subsidiary Third Federal Bank, a federal savings bank, options to acquire shares of common stock of TF Delaware (“Options”) pursuant to stock option plans adopted by TF Delaware (collectively, the “Option Plans”).

C.           TF Pennsylvania is a wholly-owned subsidiary of TF Delaware.

D.           The Board of Directors of TF Delaware has concluded that, for the purpose of effecting the reincorporation of TF Delaware in the Commonwealth of Pennsylvania, it is in the best interests of TF Delaware that TF Delaware be merged with and into TF Pennsylvania upon the terms and conditions herein provided and pursuant to the General Corporation Law of the State of Delaware and the Business Corporation Law of the Commonwealth of Pennsylvania.   Such transaction is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

E.           The respective Boards of Directors of TF Pennsylvania and TF Delaware have approved this Agreement and have directed that this Agreement be submitted to a vote of the shareholders of the respective corporations and be executed by the undersigned officers.

    NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, TF Pennsylvania and TF Delaware hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1.	Merger

1.1           Merger.  In accordance with and subject to the provisions of this Agreement, the Pennsylvania Business Corporation Law and the Delaware General Corporation Law, TF Delaware shall be merged with and into TF Pennsylvania (the “Merger”), the separate existence of TF Delaware shall cease and TF Pennsylvania shall change its name to “TF Financial Corporation.”  TF Pennsylvania shall be, and is herein sometimes referred to as, the “Surviving Corporation.”

1.2           Filing of Certificate and Articles of Merger; Effective Date.  The Merger shall not become effective until the following actions have been completed:

(a)           This Agreement and the Merger shall have been adopted and approved by the shareholders of TF Delaware and by the sole shareholder of TF Pennsylvania in accordance with the requirements of the Delaware General Corporation Law and the Pennsylvania Business Corporation Law, respectively;

(b)           The necessary approvals or non-objections of all applicable banking regulatory authorities shall have been obtained;

(c)           Executed Articles of Merger meeting the requirements of the Pennsylvania Business Corporation Law shall have been filed with the Department of State of the Commonwealth of Pennsylvania; and

(d)           An executed Certificate of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

The Merger shall be effective at 5:00 P.M. on the date of the filing of Articles of Merger in Pennsylvania, which date and time are herein referred to as the “Effective Date.”

1.3.           Effects of the Merger.  On the Effective Date, the separate existence of TF Delaware shall cease and TF Delaware shall be merged into TF Pennsylvania.  TF Pennsylvania, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date, (ii) shall be subject to all actions previously taken by its and TF Delaware’s Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of TF Delaware in the manner more fully set forth in Section 1929 of the Pennsylvania Business Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of TF Pennsylvania as constituted immediately prior to the Effective Date, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of TF Delaware in the same manner as if TF Pennsylvania had itself incurred them, all as more fully provided under the applicable provisions of the Pennsylvania Business Corporation Law and the Delaware General Corporation Law.

2.           Name of Surviving Corporation; Organizational Documents; Directors and Officers

2.1           Name of Surviving Corporation.  The name of the Surviving Corporation from and after the Effective Date shall be “TF Financial Corporation.”

2.2           Articles of Incorporation.  The Articles of Incorporation of TF Pennsylvania as in effect on the date hereof shall from and after the Effective Date continue in full force and effect as the Articles of Incorporation of the Surviving Corporation, except that the Articles of Incorporation shall be amended effective as of the Effective Date to change the name of the Surviving Corporation to “TF Financial Corporation.”

2.3           Bylaws.  The Bylaws of TF Pennsylvania as in effect immediately before the Effective Date, shall from and after the Effective Date continue in full force and effect as the Bylaws of the Surviving Corporation, except that the Bylaws shall be amended effective as of the Effective Date to reflect the change in corporate title to “TF Financial Corporation.”

2.4           Board of Directors.  The members of the Board of Directors of TF Delaware immediately before the Effective Date shall become the sole members of the Board of Directors of TF Pennsylvania on the Effective Date and shall serve for the same terms of office as they had as directors of TF Delaware or until as otherwise provided by law or the Articles of Incorporation or Bylaws of the Surviving Corporation.

2.5           Officers.  The officers of TF Delaware immediately before the Effective Date shall be the officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law or the Articles of Incorporation or Bylaws of the Surviving Corporation.

3.           Manner of Conversion of Securities

           The manner and basis of converting the shares of the capital stock of TF Delaware and the nature and amount of securities of TF Pennsylvania that the holders of shares of TF Delaware Common Stock are to receive in exchange for such shares are as follows:

3.1.           TF Delaware Common Stock.  By virtue of the Merger and without any action on the part of any shareholder, each share of TF Delaware Common Stock reflected on the official stock transfer records of TF Delaware as outstanding immediately prior to the Effective Date shall be converted at the Effective Date into one fully paid, non-assessable share of common stock, $.10 par value per share, of the Surviving Corporation (“Surviving Corporation Common Stock”).

3.2.           TF Delaware Options.  Upon the Effective Date, the Surviving Corporation shall assume and continue the Option Plans.  By virtue of the Merger and without any action on the part of any holder of Options, each Option that is outstanding and unexercised immediately prior to the Effective Date shall be converted at the Effective Date into an option to acquire an equal number of shares of Surviving Corporation Common Stock upon the same terms and conditions as set forth in the Option Plans and grant agreements executed in connection with the Options outstanding immediately prior to the Effective Date.  The Surviving Corporation shall reserve for issuance upon the exercise of Options a number of shares of Surviving Corporation Common

Stock equal to the number of shares of TF Delaware Common Stock so reserved immediately prior to the Effective Date.

3.4.           TF Pennsylvania Common Stock.  Upon the Effective Date, each share of TF Pennsylvania Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by TF Pennsylvania, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.5.           Exchange of Certificates.

(a)           After the Effective Date, each holder of an outstanding certificate representing shares of TF Delaware Common Stock may surrender the same for cancellation to the agent designated by the Surviving Corporation from time to time (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Surviving Corporation Common Stock into which the surrendered shares were converted as herein provided.  Until so surrendered, each outstanding certificate theretofore representing shares of TF Delaware Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation Common Stock into which shares of TF Delaware Common Stock were converted in the Merger.

(b)           The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Surviving Corporation Common Stock represented by such outstanding certificate as provided above.

(c)           Each certificate representing Surviving Corporation Common Stock so issued following the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates for TF Delaware Common Stock so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

4.           Miscellaneous

4.1           Further Assurances. From time to time, as and when required by TF Pennsylvania or by its successors or assigns, there shall be executed and delivered on behalf of TF Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of TF Delaware and otherwise to carry out the purposes of this Agreement, and the officers and directors of TF Pennsylvania are fully authorized in the name and on behalf of TF Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.2           Amendment.  The Boards of Directors of the parties hereto may amend this Agreement at any time prior to the filing of Articles of Merger with the Department of State of the Commonwealth of Pennsylvania, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of TF Delaware shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of TF Delaware; (b) alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of TF Delaware.

4.3           Abandonment.  This Agreement may be terminated and the proposed Merger abandoned at any time before the Effective Date, and whether before or after approval of this Agreement by the shareholders of TF Pennsylvania or TF Delaware, if the Board of Directors of TF Delaware duly adopts a resolution abandoning this Agreement.

4.4           Governing Law.  This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the Commonwealth of Pennsylvania and, so far as applicable, the merger provisions of the Delaware General Corporation Law.

4.5           Counterparts.  For the convenience of the parties hereto and to facilitate the filing of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument.

IN WITNESS WHEREOF, TF Pennsylvania and TF Delaware have executed this Agreement by their duly authorized officers all on the date first above written.

ATTEST:	TF PENNSYLVANIA CORPORATION

Lorraine A. Wolf	Kent C. Lufkin
Corporate Secretary	President and Chief Executive Officer

(SEAL)

ATTEST:	TF FINANCIAL CORPORATION

Lorraine A. Wolf	Kent C. Lufkin
Corporate Secretary	President and Chief Executive Officer

(SEAL)

APPENDIX B

ARTICLES OF INCORPORATION

of

TF PENNSYLVANIA CORPORATION

ARTICLE I

Name

The name of the corporation is TF Pennsylvania Corporation (herein the “Corporation”).

ARTICLE II

Registered Office

The address of the Corporation’s registered office in the Commonwealth of Pennsylvania is 3 Penns Trail, Newtown, Pennsylvania 18940.

ARTICLE III

Nature of Business

The Corporation is incorporated under the Business Corporation Law of 1988, as amended, of the Commonwealth of Pennsylvania (the “Business Corporation Law”) for the purpose of engaging in any lawful act or activity for which a corporation may be organized under the laws of the Commonwealth of Pennsylvania.

ARTICLE IV

Term

The Corporation is to have perpetual existence.

ARTICLE V

Incorporator

The name and mailing address of the incorporator is as follows:

Name	Mailing Address

Kent C. Lufkin	3 Penns Trail
Newtown, Pennsylvania 18940

ARTICLE VI

Capital Stock

The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 12,000,000, of which 10,000,000 are to be shares of common stock, $.10 par value per share, and of which 2,000,000 are to be shares of serial preferred stock, $.10 par value per share.  The shares may be issued by the Corporation without the approval of stockholders except as otherwise provided in this Article VI, governing law or the rules of a national securities exchange, if applicable.  The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share.  The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing.  In the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the value of such consideration shall be conclusive.  Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable.  In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

A description of the different classes and series (if any) of the Corporation’s capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

A.  Common Stock.  Except as provided in these Articles of Incorporation (or in any resolution or resolutions adopted by the Board of Directors pursuant hereto), the holders of the common stock shall exclusively possess all voting power.  Each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when as declared by the Board of Directors of the Corporation.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

B.  Serial Preferred Stock.  Except as provided in these Articles of Incorporation, the Board of Directors of the Corporation is authorized, by resolution and amendment to these Articles of Incorporation from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, including, but not limited to determination of any of the following:

1.          the distinctive serial designation and the number of shares constituting such series; and

2.          the dividend rates or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends; and

3.          the voting powers, full or limited, if any, of the shares of such series; and

4.          whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed; and

5.          the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

6.          whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds; and

7.          whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange; and

8.          the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

9.          whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series.

ARTICLE VII

Preemptive Rights

No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of any class or series or carrying any right to purchase stock of any class or series; but any such unissued stock, bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the Board of Directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

ARTICLE VIII

Repurchase of Shares

The Corporation may from time to time, pursuant to authorization by the Board of Directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences of indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the Board of Directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law or regulation.

ARTICLE IX

Meetings of Stockholders; Cumulative Voting

A.           Notwithstanding any other provision of these Articles or the Bylaws of the Corporation, no action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

B.           Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors of the Corporation, or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authorities, as provided in a resolution of the Board of Directors or in the Bylaws of the Corporation, include the power and authority to call such meetings, but such special meetings may not be called by any other person or persons.

C.           There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.

D.           Meetings of stockholders may be held within or without the Commonwealth of Pennsylvania, as the Bylaws of the Corporation may provide.

ARTICLE X

Notice for Nominations and Proposals

A.           Nominations of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any stockholder entitled to vote at such annual meeting.  Only persons nominated in accordance with the procedures set forth in paragraph B of this Article X shall be eligible for election as directors at an annual meeting.  Ballots bearing the names of all the persons who have been nominated for election as directors at an annual meeting in accordance with the procedures set forth in paragraph B shall be provided for use at the annual meeting.

B.           Nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this paragraph B of Article X.  To be timely, a stockholder’s notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Corporation; provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting.  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Corporation stock which are Beneficially Owned (as defined in Article XIII) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to, information required to be disclosed by Items 4, 5, 6 and 7 of Schedule 14A and information which would be required to be filed on Schedule 14B with the Securities and Exchange Commission (or any successors of such items or schedules); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation’s books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Corporation stock which are Beneficially Owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice.  At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

C.           The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of paragraph B of this Article X.  If the Board of Directors, or a designated committee thereof, determines that the information provided in a stockholder’s notice does not satisfy the informational requirements of this Article in any material respect, the Secretary of the Corporation shall notify such stockholder of the deficiency in the notice.  The stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five days from the date such deficiency notice is given to the stockholder, as the  Board of Directors or such committee shall reasonably determine.  If the deficiency is not cured within such period, or if the Board of Directors or such committee reasonably determines that the additional information provided by the stockholder, together with information previously provided, does not satisfy the requirements of this Article in any material respect, then the Board of Directors may reject such stockholder’s nomination.  The Secretary of the Corporation shall notify a stockholder in writing whether his nomination has been made in accordance with the time and informational requirements of this Article.  Notwithstanding the procedures set forth in this paragraph, if neither the Board of Directors nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of this Article.  If the presiding officer determines that a nomination was made in accordance with the terms of this Article, he shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee.  If the presiding officer determines that a nomination was not made in accordance with the terms of this Article, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

D.           At an annual meeting of stockholders, only such new business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the annual meeting by, or at the direction of, (1) the Board of Directors or (2) any stockholder of the Company who complies with all the requirements set forth in this paragraph D of Article X.  Proposals, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in this paragraph D. For stockholder proposals to be considered at the annual meeting of stockholders, the stockholder’s notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 120 days prior to the anniversary date of the mailing of notice for the immediately preceding annual meeting of stockholders of the Company, provided however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received at least 120 days prior to the date of the annual meeting as announced by the Company.  Such stockholder’s notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Company stock that are Beneficially Owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

E.           The Board of Directors may reject any stockholder proposal not timely made in accordance with the terms of paragraph D of this Article X.  If the Board of Directors, or a designated committee thereof, determines that the information provided in a stockholder’s notice does not satisfy the informational requirements of paragraph D in any material respect, the Secretary of the Company shall promptly notify such stockholder of the deficiency in the notice.  The stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five days from the date such deficiency notice is given to the stockholder, as the Board of Directors or such committee shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by the stockholder, together with information previously provided, does not satisfy the requirements of paragraph D of this Article X in any material respect, then the Board of Directors may reject such stockholder’s proposal.  The Secretary of the Company shall notify a stockholder in writing whether such stockholder’s proposal has been made in accordance with the time and informational requirements of paragraph D of this Article X. Notwithstanding the procedures set forth in this paragraph, if neither the Board of Directors nor such committee makes a determination as to the validity of any stockholder proposal, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the stockholder proposal was made in accordance with the terms of paragraph D of this Article X.  If the presiding officer determines that a stockholder proposal was made in accordance with the terms of paragraph D of this Article X, such person shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to any such proposal. If the presiding officer determines that a stockholder proposal was not made in accordance with the terms of paragraph D of this Article X, such person shall so declare at the annual meeting and any such proposal shall not be acted upon at the annual meeting.

ARTICLE XI

Directors

A.  Number.  The number of directors of the Corporation shall be such number, not less than three nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation, voting separately as a class), as shall be provided from time to time in or in accordance with the Bylaws of the Corporation, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action.

B. Vacancies.  Subject to the rights of the holders of any series of preferred stock then outstanding, vacancies in the Board of Directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director’s successor is elected and qualified.

C.  Classified Board.  The Board of Directors of the Corporation shall be divided into three classes of directors which shall be designated Class I, Class II and Class III.  The members of each class shall be elected for a term of three years and until their successors are elected and qualified.  Such classes shall be as nearly equal in number as the then total number of directors constituting the entire Board of Directors shall permit, with the terms of office of all members of one class expiring each year. At the first annual meeting of stockholders, directors in Class I shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter, directors of Class II shall be elected to hold office for a term expiring at the second succeeding meeting thereafter and directors of Class III shall be elected to hold office for a term expiring at the first succeeding annual meeting thereafter.  Thereafter, at each succeeding annual meeting, directors whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the Board of Directors shall have been abolished by action taken to reduce the size of the Board of Directors prior to said meeting.

Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.  The Board of Directors shall designate, by the name of the incumbent(s), the position(s) to be abolished.  Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.  Should the number of directors of the Corporation be increased, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the Board of Directors shall consist of said directors so elected in addition to the number of directors fixed as provided above in this Article XI.  Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

ARTICLE XII

Removal of Directors

Notwithstanding any other provision of these Articles or the Bylaws of the Corporation, no member of the Board of Directors of the Corporation may be removed except for cause, and then only by the affirmative vote of at least 80% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.  Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XII shall not apply with respect to the director or directors elected by such holders of preferred stock.  Directors may also be removed from office in the manner provided in Sections 1726(b) and 1726(c) of the Business Corporation Law, or any successors to such sections.

ARTICLE XIII

Certain Limitations on Voting Rights

Notwithstanding any other provision of these Articles of Incorporation, in no event shall any record owner of any outstanding common stock of the Corporation which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then-outstanding shares of common stock (the “Limit”), be entitled, or permitted to any vote in respect of the shares held in excess of the Limit.  The number of votes which may be cast by any record owner by virtue of the provisions hereof in respect of common stock beneficially owned by such person owning shares in excess of the Limit shall be a number equal to the total number of votes which a single record owner of all common stock owned by such person would be entitled to cast, multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of common stock beneficially owned by such person owning shares in excess of the Limit.

B.           The following definitions shall apply to this Article XIII.

1.           “Affiliate” shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of filing of these Articles of Incorporation.

2.           “Beneficial ownership” shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or provision thereto, pursuant to said Rule 13d-3 as in effect on the date of filing of these Articles of Incorporation; provided, however, that a person shall, in any event, also be deemed the “beneficial owner” of any common stock of the Corporation:

(1)	which such person or any of its affiliates beneficially owns, directly or indirectly; or

(2)
which such person or any of its affiliates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of an agreement, contract, or other arrangement with this Corporation to effect any transaction which is described in any one or more of Sections 1 through 5 of Section A of Article XIV) or upon the exercise of conversion rights, exchange rights, warrants, or options or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such affiliate is otherwise deemed the beneficial owner); or

(3)
which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of this Corporation;

and provided further, however, that (1) no Director or Officer of this Corporation (or any affiliate of any such Director or Officer) shall, solely by reason of any or all of such Directors or Officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any common stock beneficially owned by any other such Director or Officer (or any affiliate thereof), and (2) neither any employee stock ownership or similar plan of this Corporation or any subsidiary of this Corporation, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for any purposes hereof, to beneficially own any common stock held under any such plan.  For purposes of computing the percentage beneficial ownership of common stock of a person, the outstanding common stock of the Corporation shall include shares deemed owned by such person through application of this subsection but shall not include any other common stock which may be issuable by this Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.  For all other purposes, the outstanding common stock of the Corporation shall include only common stock then outstanding and shall not include any common stock which may be issuable by this Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.

3.           The term “Offer” shall mean every written offer to buy or acquire, solicitation of an offer to sell, tender offer or request or invitation for tender of, a security or interest in a security for value; provided that the term “Offer” shall not include (i) inquiries directed solely to the management of the Corporation and not intended to be communicated to stockholders which are designed to elicit an indication of management’s receptivity to the basic structure of a potential acquisition with respect to the amount of cash and or securities, manner of acquisition and formula for determining price, or (ii) non-binding expressions of understanding or letters of intent with the management of the Corporation regarding the basic structure of a potential acquisition with respect to the amount of cash and/or securities, manner of acquisition and formula for determining price.

4.           A “person” shall mean any individual, firm, corporation, or other entity.

C.           The Board of Directors shall have the power to construe and apply the provisions of this Article XIII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (i) the number of shares of common stock beneficially owned by any person, (ii) whether a person is an affiliate of another, (iii) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership, (iv) the application of any other definition or operative provision of the section to the given facts, or (v) any other matter relating to the applicability or effect of this Article XIII.

D.           The Board of Directors shall have the right to demand that any person who is reasonably believed to beneficially own common stock in excess of the Limit (or holders of record of common stock beneficially owned by any person in excess of the Limit) supply the Corporation with complete information as to (i) the record owner(s) of all shares beneficially owned by such person who is reasonably believed to own shares in excess of the Limit, (ii) any other factual matter relating to the applicability or effect of this Article XIII as may reasonably be requested of such person.

E.           Except as otherwise provided by law or expressly provided in this Article XIII, the presence in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast a majority of the votes (after giving effect, if required, to the provisions of this Article XIII) entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in these Articles of Incorporation to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock.

F.           The provisions of this Article XIII shall not be applicable to any tax-qualified defined benefit plan or defined contribution plan of the Corporation or its subsidiaries or to the acquisition of more than 10% of any class of equity security of the Corporation if such acquisition has been approved by a majority of the Continuing Directors, as defined in Article XIV of these Articles of Incorporation; provided, however, that such approval shall only be effective if such continuing directors shall have the power to construe and apply the provisions of this Article XIII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (a) the number of shares beneficially owned by any person, (b) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership, (c) the application of any other material fact relating to the applicability or effect of this Article XIII.  Any constructions, applications, or determinations made by the Continuing Directors pursuant to this Article XIII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

G.           In the event any provision (or portion thereof) of this Article XIII shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Article XIII shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken here from or otherwise rendered inapplicable, it being the intent of this Corporation and its stockholders that each such remaining provision (or portion thereof) of this Article XIII remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, including stockholders owning an amount of stock over the Limit, notwithstanding any such finding.

ARTICLE XIV

Approval of Business Combinations

A.           General Requirement.  The affirmative vote of the holders of not less than eighty percent (80%) of the outstanding shares of “Voting Stock” (as hereinafter defined) shall be required for the approval or authorization of any “Business Combination”, as defined and set forth below:

1.           Any merger, reorganization, or consolidation of the Corporation or any of its “Affiliates” (as defined on September 1, 1992, at Rule 12b-2 under the Securities Exchange Act of 1934) with or into any Principal Shareholder (as hereinafter defined);

2.           Any sale, lease, exchange, mortgage, pledge, transfer, or other disposition (in one transaction or in a series of related transactions) of all or a “Substantial Part” (as hereinafter defined) of the assets of the Corporation or any of its Affiliates to any Principal Shareholder;

3.           Any sale, lease, exchange, or other transfer (in one transaction or in a series of related transactions) by any Principal Shareholder to the Corporation or any of the Corporation’s Affiliates of any assets, cash, or securities in exchange for shares of Voting Stock (or of shares of stock of any of the Corporation’s Affiliates entitled to vote in the election of directors of such Affiliate or securities convertible into or exchangeable for shares of Voting Stock or such stock of an Affiliate, or options, warrants, or rights to purchase shares of Voting Stock or such stock of an Affiliate);

4.           The adoption at any time when there exists any Principal Shareholder of any plan or proposal for the liquidation or dissolution of the Corporation; and

5.           Any reclassification of securities (including any reverse stock split), recapitalization, or other transaction at any time when there exists any Principal Shareholder if such reclassification, recapitalization, or other transaction would result in a decrease in the number of holders of the outstanding shares of Voting Stock.

The affirmative vote required by this Article XIV shall be in addition to the vote of the holders of any class or series of stock of the Corporation otherwise required by law, by any other Article of these Articles of Incorporation, as amended, by any resolution of the Board of Directors providing for the issuance of a class or series of stock, or by any agreement between the Corporation and any national securities exchange.

B.           Certain Definitions.  For the purposes of this Article XIV:

1.           The term “Principal Shareholder” shall mean and include any individual, Corporation, partnership, or other person or entity which, together with its “Affiliates” and “Associates” (as defined on September 1, 1992, at Rule 12b-2 under the Securities Exchange Act of 1934), “beneficially owns” (as hereinafter defined) in the aggregate ten percent (10%) or more of the outstanding shares of Voting Stock, and any Affiliate or Associate of any such individual, corporation, partnership, or other person or entity.

2.           The term “Substantial Part” shall mean more than twenty-five percent (25%) of the fair market value of the total assets of the Corporation, as of the end of its most recent fiscal quarter ending prior to the time the determination is being made.

3.           The term “Voting Stock” shall mean the stock of the Corporation entitled to vote in the election of directors.

4.           Any corporation, partnership, person, or entity will be deemed to be a “beneficial owner” of or to own beneficially any share or shares of stock of the Corporation:  (a) which it owns directly, whether or not of record; or (b) which it has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement or arrangement or understanding or upon exercise of conversion rights, exchange rights, warrants or options, or otherwise, or which it has the right to vote pursuant to any agreement, arrangement, or understanding; or (c) which are beneficially owned, directly or indirectly (including shares deemed to be owned through application of clause (b) above) by any Affiliate or Associate; or (d) which are beneficially owned, directly or indirectly (including shares deemed to be owned through application of clause (b) above) by any other corporation, person, or entity with which it or any of its Affiliates or Associates have any agreement or arrangement or understanding for the purpose of acquiring, holding, voting, or disposing of Voting Stock.

For the purpose only of determining the percentage of the outstanding shares of Voting Stock which any corporation, partnership, person, or other entity beneficially owns, directly or indirectly, the outstanding shares of Voting Stock will be deemed to include any shares of Voting Stock which such corporation, partnership, person or other entity beneficially owns pursuant to the foregoing provisions of this subsection (whether or not such shares of Voting Stock are in fact issued or outstanding), but shall not include any other shares of Voting Stock which may be issuable either immediately or at some future date pursuant to any agreement, arrangement, or understanding or upon exercise of conversion rights, exchange rights, warrants, options, or otherwise.

C.           Exceptions.  The provisions of this Article XIV shall not apply to a Business Combination which is approved by two-thirds of those members of the Board of Directors who were directors prior to the time when the Principal Shareholder became a Principal Shareholder (the “Continuing Directors”).  The provisions of this Article XIV also shall not apply to a Business Combination which (a) does not change any shareholder’s percentage ownership in the shares of stock entitled to vote in the election of directors of any successor of the Corporation from the percentage of the shares of Voting Stock owned by such shareholder; (b) provides for the provisions of this Article XIV, without any amendment, change, alteration, or deletion, to apply to any successor to the Corporation; and (c) does not transfer all or a Substantial Part of the Corporation’s assets other than to a wholly-owned subsidiary of the Corporation.

D.           Additional Provisions.  Nothing contained in this Article XIV, shall be construed to relieve a Principal Shareholder from any fiduciary obligation imposed by law.  In addition, nothing contained in this Article XIV shall prevent any shareholders of the Corporation from objecting to any Business Combination and from demanding any appraisal rights which may be available to such Shareholder.

E.           Notwithstanding Article XX or any provisions of these Articles or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles or the Bylaws of the Corporation), the affirmative vote of the holders of at least 80% of the outstanding shares entitled to vote thereon (and, if any class or series is entitled to vote thereon separately, the affirmative vote of the holders of at least 80% of the outstanding shares of each such class or series) shall be required to amend or repeal this Article XIV or adopt any provisions inconsistent with this Article XIV.

ARTICLE XV

Fair Price Requirements

A.           General Requirement.  No “Business Combination” (as defined in Article XIV) shall be effected unless all of the following conditions, to the extent applicable, are fulfilled.

1.           The ratio of (a) the aggregate amount of the cash and the fair market value of the other consideration to be received per share by the holders of the common stock of the Corporation in the Business Combination to (b) the “Market Price” (as hereinafter defined) of the common stock of the Corporation immediately prior to the announcement of the Business Combination or the solicitation of the holders of the common stock of the Corporation regarding the Business Combination, whichever is first, shall be at least as great as the ratio of (x) the highest price per share previously paid by the “Principal Shareholder” (as hereinafter defined) (whether before or after it became a Principal Shareholder) for any of the shares of common stock of the Corporation at any time beneficially owned, directly, or indirectly, by the Principal Shareholder to (y) the Market Price of the common stock of the Corporation on the trading date immediately prior to the earliest date on which the Principal Shareholder (whether before or after it became a Principal Shareholder) purchased any shares of common stock of the Corporation during the two year period prior to the date on which the Principal Shareholder acquired the shares of common stock of the Corporation at any time owned by it for which it paid the highest price per share (or, if the Principal Shareholder did not purchase any shares of common stock of the Corporation during the two year period, the Market Price of the common stock of the Corporation on the date of two years prior to the date on which the Principal Shareholder acquired the shares of common stock of the Corporation at any time owned by it for which it paid the highest price per share).

2.           The aggregate amount of the cash and the fair market value of the other consideration to be received per share by the holders of the common stock of the Corporation in the Business Combination shall be not less than the highest price per share previously paid by the Principal Shareholder (whether before or after it became a Principal Shareholder) for any of the shares of common stock of the Corporation at any time beneficially owned, directly or indirectly, by the Principal Shareholder.

3.           The consideration to be received by the holders of the common stock of the Corporation in the Business Combination shall be in the same form and of the same kind as the consideration paid by the Principal Shareholder in acquiring the majority of the shares of common stock of the Corporation already beneficially owned, directly or indirectly, by the Principal Shareholder.

The conditions imposed by this Article XV shall be in addition to all other conditions (including, without limitation, the vote of the holders of any class or series of stock of the Corporation) otherwise imposed by law, by any other Article of these Articles of Incorporation, by any resolution of the Board of Directors providing for the issuance of a class or series of stock, or by any agreement between the Corporation and any national securities exchange.

B.           Certain Definitions.  For the purpose of this Article XV, the definitions of “Business Combination,” “Principal Shareholder,” “Substantial Part,” “Voting Stock,” and “Beneficial Owner” set forth in Article XIV will apply to this Article XV.

The “Market Price” of the common stock of the Corporation shall be the mean between the high “bid” and the low “asked” prices of the common stock in the over-the-counter market on the day on which such value is to be determined or, if no shares were traded on such date, on the next preceding day on which such shares were traded, as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or other national quotation service.  If the common stock of the Corporation is not regularly traded in the over-the-counter market but is registered on a national securities exchange or traded in the national over-the-counter market, the market value of the common stock shall mean the closing price of the common stock on such national securities exchange or market on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by National Quotation Bureau, Incorporated or other national quotation service.  If no such quotations are available, the fair market value of the date in question of a share of such stock as determined by the Board of Directors in good faith; and in the case of property other than cash or stock, the fair market value of such property other than cash or stock, the fair market value of such property on the date in question as determined by the Board of Directors in good faith.

C.           Exceptions.  The provisions of this Article XV shall not apply to a Business Combination which was approved by two-thirds of those members of the Board of Directors of the Corporation who were directors prior to the time when the Principal Shareholder became a Principal Shareholder.  The provisions of which this Article XV also shall not apply to a Business Combination which (a) does not change any shareholder’s percentage ownership in the shares of stock entitled to vote in the election of directors of any successor of the Corporation from the percentage of the shares of Voting Stock beneficially owned by such shareholder; (b) provides for the provisions of this Article XV, without any amendment, change alteration, or deletion, to apply to any successor to the Corporation; and (c) does not transfer all or a Substantial Part of the Corporation’s assets other than to a wholly-owned subsidiary of the Corporation; provided, however, that nothing contained in this Article XV shall permit the Corporation to issue any of its shares of Voting Stock or to transfer any of its assets to a wholly-owned subsidiary of the Corporation if such issuance of shares of Voting Stock or transfer of assets is part of a plan to transfer such shares of Voting Stock or assets to a Principal Shareholder.

D.           Additional Provisions.  Nothing contained in this Article XV shall be construed to relieve a Principal Shareholder from any fiduciary obligation imposed by law.  In addition, nothing contained in this Article XV shall prevent any shareholders of the Corporation from objecting to any Business Combination and from demanding any appraisal rights which may be available to such shareholders.

E.           Notwithstanding Article XX or any other provisions of these Articles or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles or the Bylaws of the Corporation), the affirmative vote of the holders of at least 80% of the outstanding shares entitled to vote thereon (and, if any class or series is entitled to vote thereon separately, the affirmative vote of the holders of at least 80% of the outstanding shares of each such class or series) shall be required to amend or repeal or adopt any provisions inconsistent with this Article XV.

ARTICLE XVI

Evaluation of Offers

The Board of Directors of the Corporation, when evaluating any offer to (A) make a tender or exchange offer for any equity security of the Corporation, (B) merge or consolidate the Corporation with another corporation or entity or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, may, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its stockholders, give due consideration to all relevant factors, including, without limitation, the social and economic effect of acceptance of such offer: on the Corporation’s present and future customers and employees and those of its subsidiaries; on the communities in which the Corporation and its subsidiaries operate or are located; on the ability of the Corporation to fulfill its corporate objective as a savings and loan holding company under applicable statutes and regulations; and on the ability of its subsidiary savings bank to fulfill the objectives of a stock form savings bank under applicable statutes and regulations.

ARTICLE XVII

Elimination of Directors’ Liability

A director of the Corporation shall have no liability to the Corporation or its stockholders for monetary damages for any action taken unless:  (i) the director has breached or failed to perform such director’s fiduciary duties, or other duties under Chapter 17, Subchapter B of the Business Corporation Law, of such director’s office, and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct, or recklessness; provided, however, that the foregoing shall not apply to (i) the responsibility or liability of a director pursuant to any criminal statute; or (ii) the liability of a director for the payment of taxes pursuant to federal, state, or local law.  If the Business Corporation Law is amended after the effective date of these Articles of Incorporation to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the  Business Corporation Law, as so amended.

Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XVIII

Indemnification

A.           Persons.  The Corporation shall indemnify, to the extent provided in paragraphs B, D or F:

1.           any person who is or was a director, officer, employee, of the Corporation; and

2.           any person who serves or served at the Corporation’s request as a director, officer, employee, partner or trustee of another corporation, partnership, joint venture, trust or other enterprise.

B.           Extent -- Derivative Suits.  In case of a threatened, pending or completed action or suit by or in the right of the Corporation against a person named in paragraph A by reason of his holding a position named in paragraph A, the Corporation shall indemnify him if he satisfies the standard in paragraph C, for expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of the action or suit.

C.           Standard -- Derivative Suits.  In case of a threatened, pending or completed action or suit by or in the right of the Corporation, a person named in paragraph A shall be indemnified only if:

1.           he is successful on the merits or otherwise; or

2.           he acted in good faith in the transaction which is the subject of the suit or action, and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Corporation, including, but not limited to, the taking of any and all actions in connection with the Corporation’s response to any tender offer or any offer or proposal of another party to engage in a Business Combination (as defined in Article XIV of these Articles of Incorporation) not approved by the Board of Directors.  However, he shall not be indemnified in respect of any claim, issue or matter as to which he has been adjudged liable to the Corporation unless (and only to the extent that) the court of common pleas of the judicial district in which the Corporation’s registered office is located or the court in which the suit was brought shall determine, upon application, that despite the adjudication but in view of all the circumstances, he is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

D.           Extent -- Nonderivative Suits.  In case of a threatened, pending or completed suit, action or proceeding (whether civil, criminal, administrative or investigative), other than a suit by or in the right of the Corporation, together hereafter referred to as a nonderivative suit, against a person named in paragraph A by reason of his holding a position named in paragraph A, the Corporation shall indemnify him if he satisfies the standard in paragraph E, for amounts actually and reasonably incurred by him in connection with the defense or settlement of the nonderivative suit, including, but not limited to (i) expenses (including attorneys’ fees), (ii) amounts paid in settlement, (iii) judgments, and (iv) fines.

E.           Standard -- Nonderivative Suits.  In case of a nonderivative suit, a person named in paragraph A shall be indemnified only if:

1.           he is successful on the merits or otherwise; or

2.           he acted in good faith in the transaction which is the subject of the nonderivative suit and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, including, but not limited to, the taking of any and all actions in connection with the Corporation’s response to any tender offer or any offer or proposal of another party to engage in a Business Combination (as defined in Article XIV of these Articles of Incorporation) not approved by the Board of Directors and, with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful.  The termination of a nonderivative suit by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, in itself, create a presumption that the person failed to satisfy the standard of this paragraph E.2.

F.           Determination That Standard Has Been Met.  A determination that the standard of paragraph C or E has been satisfied may be made by a court, or, except as stated in paragraph C.2 (second sentence), the determination may be made by:

1.           the Board of Directors by a majority vote of a quorum consisting of directors of the Corporation who were not parties to the action, suit or proceeding; or

2.           if such a quorum is not obtainable or if obtainable and a majority of a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or

3.           the stockholders of the Corporation.

G.           Proration.  Anyone making a determination under paragraph F may determine that a person has met the standard as to some matters but not as to others, and may reasonably prorate amounts to be indemnified.

H.           Advance Payment.  The Corporation may pay in advance any expenses (including attorneys’ fees) which may become subject to indemnification under paragraphs A-G if the person receiving the payment undertakes in writing to repay the same if it is ultimately determined that he is not entitled to indemnification by the Corporation under paragraphs A-G.

I.           Nonexclusive.  The indemnification and advancement of expenses provided by this Article XVIII or otherwise granted pursuant to Pennsylvania law shall not be exclusive of any other rights to which a person may be entitled by law, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

J.           Continuation.  The indemnification and advance payment provided by paragraphs A-H shall continue as to a person who has ceased to hold a position named in paragraph A and shall inure to his heirs, executors and administrators.

K.           Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who holds or who has held any position named in paragraph A, against any liability asserted against him and incurred by him in any such position, or arising out of his status as such, whether or not the Corporation would have power to indemnify him against such liability under paragraphs A-H of this Article XVIII.

L.           Savings Clause.  If this Article XVIII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee, and agent of the Corporation as to costs, charges, and expenses

(including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, including an action by or in the right of the Corporation to the full extent permitted by any applicable portion of this Article XVIII that shall not have been invalidated and to the full extent permitted by applicable law.

If Pennsylvania law is amended to permit further indemnification of the directors, officers, employees and agents of the Corporation, then the Corporation shall indemnify such persons to the fullest extent permitted by Pennsylvania law, as so amended.  Any repeal or modification of this Article by the stockholders of the Corporation shall not adversely affect any right or protection of a director, officer, employee or agent existing at the time of such repeal or modification.

ARTICLE XIX

Amendment of Bylaws of the Corporation

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the Corporation.  Notwithstanding any other provision of these Articles of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law), the Bylaws of the Corporation shall not be made, repealed, altered, amended or rescinded by the stockholders of the Corporation except by the vote of the holders of not less than 80% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the Board of Directors.

ARTICLE XX

Amendment of Articles of Incorporation

The Corporation reserves the right to repeal, alter, amend or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. No amendment, alteration, repeal or rescission of these Articles of Incorporation shall be made unless such amendment, alteration, repeal or rescission is first proposed and approved by the board of directors pursuant to a resolution proposed and adopted by the affirmative vote of a majority of the directors then in office, and thereafter is approved by the holders of a majority (except as provided below) of the shares of the Corporation entitled to vote generally in an election of directors, voting together as a single class, as well as such additional vote of the Corporation’s preferred stock as may be required by the provisions of any series thereof.  Unless otherwise provided by the Business Corporation Law, the stockholders of the Corporation shall not be entitled to propose amendments to the Articles of Incorporation.  Notwithstanding the foregoing, the provisions set forth in Articles IX, X, XI, XII, XIII, XIV, XV, XVI, XVII, XVIII, XIX, and this Article XX of these Articles of Incorporation may not be repealed, altered, amended or rescinded in any respect unless the same is approved by the affirmative vote of the holders of not less than 80% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).

ARTICLE XXI

    The following provisions of the Business Corporation Law shall not apply to the Corporation:

(a)	Subchapter 25E, “Control Transactions”;

(b)	Subchapter 25F, “Business Combinations”;

(c)	Subchapter 25G, “Control-Share Acquisitions”;

(d)	Subchapter 25H, “Disgorgement by Certain Controlling Shareholders Following Attempts to Acquire Control”;

(e)	Subchapter 25I, “Severance Compensation for Employees Terminated Following Certain Control-Share Acquisitions”; and

(f)	Subchapter 25J, “Business Combination Transactions – Labor Contracts.”

APPENDIX C

BYLAWS

of

TF PENNSYLVANIA CORPORATION

ARTICLE I

Offices

The registered office of TF Pennsylvania Corporation (the “Corporation”) shall be located in the Commonwealth of Pennsylvania at such place as may be fixed from time to time by the board of directors of the Company upon filing of such notices as may be required by law, and the registered agent of the Corporation shall have a business office identical with such registered office.  The Corporation may also have offices at such other places within or without the Commonwealth of Pennsylvania as the board of directors shall from time to time determine.

ARTICLE II

Stockholders

SECTION 1.  Place of Meetings.  All annual and special meetings of stockholders shall be held at the home office of the Corporation or at such other place within or without the Commonwealth of Pennsylvania as the board of directors may determine and as designated in the notice of such meeting.

SECTION 2.  Annual Meeting.  A meeting of the stockholders of the Corporation for the election of directors and for the transaction of any other business of the Corporation shall be held annually at such date and time as the board of directors may determine.

SECTION 3.  Special Meetings.  Special meetings of the stockholders for any purpose or purposes may be called at any time by the majority of the board of directors or the chairman of the board, and may otherwise be called only by such persons as are specifically permitted to call meetings by the Pennsylvania Business Corporation Law in accordance with the provisions of the Corporation’s Articles of Incorporation.

SECTION 4.  Conduct of Meetings.  Annual and special meetings shall be conducted in accordance with the rules and procedures established by the board of directors.  The board of directors shall designate, when present, either the chairman of the board or president to preside at such meetings.

SECTION 5.  Notice of Meetings.  Written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be mailed by the secretary or the officer performing his duties, not less than ten days nor more than sixty days before the meeting to each stockholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books or records of the Corporation as of the record date prescribed in Section 6 of this Article II, with postage thereon prepaid.  If a stockholder is present at a meeting, or in writing waives notice thereof before or after the meeting, notice of the meeting to such stockholder shall be unnecessary.  When any stockholders’ meeting, either annual or special, is adjourned and a new record date is fixed for an adjourned meeting of stockholders, notice of the adjourned meeting shall be given as in the case of an original meeting.  It shall not be necessary to give any notice of the time and place of any adjourned meeting unless new business is to be transacted thereat or a new record date is fixed therefor, other than an announcement at the meeting at which such adjournment is taken.

SECTION 6.  Fixing of Record Date.  For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the board of directors shall fix in advance a date as the record date for any such determination of stockholders.  Such date in any case shall be not more than ninety days, and in case of a meeting of stockholders, not less than ten days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken.  When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

SECTION 7.  Voting Lists.  The officer or agent, having charge of the stock transfer books for shares of the Corporation shall make, at least ten days before each meeting of stockholders, a complete record of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each.  Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder for any purpose germane to the meeting during the whole time of the meeting.  The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such record or transfer books or to vote at any meeting of stockholders.

SECTION 8.  Quorum.  A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders.  If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.  The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 9.  Proxies.  At all meetings of stockholders, a stockholder may vote by proxy executed or authenticated by the stockholder, or such person’s duly authorized attorney-in-fact. A stockholder or his duly authorized attorney-in-fact may execute or authenticate a writing or transmit an electronic message authorizing another person to act for him by proxy. A telegram, telex, cablegram, datagram, e-mail, Internet communication, or other means of electronic transmission from a stockholder or attorney-in-fact, or a photographic, facsimile, or similar reproduction of a writing executed by a stockholder or attorney-in-fact may be treated as properly executed for purposes of this section and shall be so treated if it sets forth a confidential and unique identification number or other mark furnished by the Corporation to the stockholder for the purposes of a particular meeting or transaction.  No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy.

SECTION 10.  Voting.  At each election for directors every stockholder entitled to vote at such election shall be entitled to one vote for each share of stock held by him.  Unless otherwise provided in the Articles of Incorporation, by Statute, or by these Bylaws, a majority of those votes cast by stockholders at a lawful meeting shall be sufficient to pass on a transaction or matter.

SECTION 11.  Voting of Shares in the Name of Two or More Persons. Where shares are held jointly or as tenants in common by two or more persons as fiduciaries or otherwise, if only one or more of such persons is present in person or by proxy, all of the shares standing in the names of such persons shall be deemed to be represented for the purpose of determining a quorum and the Corporation shall accept as the vote of all such shares the votes cast by such person or a majority of them.  If in any case such persons are equally divided upon the manner of voting the shares held by them, the vote of such shares shall be divided equally among such persons, without prejudice to the rights of such joint owners or the beneficial owners thereof among themselves, except that, if there shall have been filed with the Secretary of the Corporation a copy, certified by an attorney-at-law to be correct, of the relevant portions of the agreements under which such shares are held or the instrument by which the trust or estate was created or the decree of court appointing them, or of a decree of court directing the voting of such shares, the persons specified as having such voting power in the latest such document so filed, and only such persons, shall be entitled to vote such shares but only in accordance therewith.

SECTION 12.  Voting of Shares by Certain Holders.  Shares standing in the name of another corporation may be voted by any officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.  Shares held by an administrator, executor, guardian trustee or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.  Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee and thereafter the pledgee shall be entitled to vote the shares so transferred.

Neither treasury shares of its own stock held by the Corporation, nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

SECTION 13.  Judges of Election.  In advance of any meeting of stockholders, the board of directors may appoint any persons, other than nominees for office, as judges of election to act at such meeting or any adjournment thereof.  The number of judges shall be either one or three.  If the board of directors so appoints either one or three judges, that appointment shall not be altered at the meeting.  If judges of election are not so appointed, the chairman of the board or the president may make such appointment at the meeting.  In case any person appointed as judge fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors in advance of the meeting or at the meeting by the chairman of the board or the president.

Unless otherwise prescribed by the Articles of Incorporation or by applicable law, the duties of such judges shall include:  determining the number of shares of stock and the voting power of each share, the shares of stock represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders.

SECTION 14.  Nominations for Director.  The nominating committee of the board of directors shall select the management nominees for election as directors.  Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary at least twenty days prior to the date of the annual meeting.  Provided such committee makes such nominations, no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the Corporation in accordance with the provisions of Article X of the Corporation’s Articles of Incorporation, which provisions are incorporated herein with the same effect as if they were fully set forth herein.  Any such nominations by stockholders must also be accompanied by a certification, under oath before a notary public, that the nominee meets the eligibility requirements to be a director set forth in Article III, Sections 15-18, of these Bylaws.

SECTION 15.  New Business.  Any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the Corporation in accordance with the provisions of Article X of the Corporation’s Articles of Incorporation, which provisions are incorporated herein with the same effect as if they were fully set forth herein.  This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees, but in connection with such reports no new business shall be acted upon at such annual meeting unless stated and filed as provided in the Corporation’s Articles of Incorporation.

ARTICLE III

Board of Directors

SECTION 1.  General Powers.  The business and affairs of the Corporation shall be under the direction of its board of directors.  The board of directors shall annually elect a president from among its members and may also elect a chairman of the board from among its members.  The board of directors shall designate, when present, either the chairman of the board or the president to preside at its meetings.

SECTION 2.  Number, Term and Election.  The board of directors shall consist of such number of directors, within the range established in the Corporation’s Articles of Incorporation, as shall be fixed from time to time by resolution of the board of directors. The board of directors shall be classified in accordance with the provisions of the Articles of Incorporation, which provisions are incorporated herein with the same effect as if they were fully set forth herein.  The members of each class shall be elected for a term of three years and until their successors are elected or qualified.  Directors are to be elected by a plurality of votes cast by the shares entitled to vote in the election at a meeting of stockholders at which a quorum is present.  The board of directors may increase the number of members of the board of directors but in no event shall the number of directors be increased in excess of fifteen.

SECTION 3.  Place of Meetings.  All annual and special meetings of the board of directors shall be held at the home office of the Corporation or at such other place within the Commonwealth of Pennsylvania as the board of directors may determine and as is designated in the notice of such meeting.

SECTION 4.  Regular Meetings.  A regular meeting of the board of directors shall be held without other notice than this Bylaw at such time and date as the board of directors may determine.

SECTION 5.  Special Meetings.  Special meetings of the board of directors may be called by or at the request of the chairman of the board or the president, or by one-third of the directors.  The persons authorized to call special meetings of the board of directors may fix any place in the Commonwealth of Pennsylvania as the place for holding any special meeting of the board of directors called by such persons.

Members of the board of directors may participate in special meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other.

SECTION 6.  Notice of Special Meetings.  Written notice of any special meeting shall be given to each director at least two days previous thereto delivered personally or by telegram, telex, courier, e-mail, facsimile, or other similar communication or at least five days previous thereto delivered by mail at the address at which the director is most likely to be reached.  Such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid if mailed or when delivered to the telegraph company if sent be telegram.  Any director may waive notice of any meeting by a writing filed with the secretary.  The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

SECTION 7.  Quorum.  A majority of the number of directors fixed by Section 2 of Article III shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time.  Notice of any adjourned meeting shall be given in the same manner as prescribed by Section 5 of Article III.

SECTION 8.  Manner of Acting.  The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless a greater number is prescribed by these Bylaws, the Articles of Incorporation, or the laws of Pennsylvania.

SECTION 9.  Action Without a Meeting.  Any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors and filed with the secretary of the Corporation.

SECTION 10.  Resignation.  Any director may resign at any time by sending a written notice of such resignation to the home office of the Corporation addressed to the chairman of the board or the president.  Unless otherwise specified herein, such resignation shall take effect upon receipt thereof by the chairman of the board or the president.

SECTION 11.  Vacancies.  Any vacancy occurring in the board of directors shall be filled in accordance with the provisions of the Corporation’s Articles of Incorporation, which provisions are incorporated herein with the same effect as if they were fully set forth herein.  Any directorship to be filled by reason of an increase in the number of directors may be filled by the affirmative vote of two-thirds of the directors then in office.  The term of such director shall be in accordance with the provisions of the Corporation’s Articles of Incorporation.

SECTION 12.  Removal of Directors.  Any director or the entire board of directors may be removed only for cause and then only in accordance with the provisions of the Corporation’s Articles of Incorporation, which provisions are incorporated herein with the same effect as if they were fully set forth herein.

SECTION 13.  Compensation.  Directors, as such, may receive a stated fee for their services.  By resolution of the board of directors, a reasonable fixed sum, and reasonable expenses of attendance, if any, may be allowed for actual attendance at each regular or special meeting of the board of directors.  Members of either standing or special committees may be allowed such compensation for actual attendance at committee meetings as the board of directors may determine.  Nothing herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

SECTION 14.  Presumption of Assent.  A director of the Corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent or abstention shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a director who votes in favor of such action.

SECTION 15. Residency Requirement.  Each director of the Corporation must, at all times, maintain a permanent primary residence within a 60 mile radius of the Corporation’s administrative office located at 3 Penns Trail in Newtown, Pennsylvania.

SECTION 16.  Minimum Share Requirement.  Each director of the Corporation must be a shareholder of the Corporation and own at least five thousand (5,000) shares of the Corporation’s Common Stock.

SECTION 17.   Affiliations With Other Depository Institutions.  A person is not eligible to serve as a director of the Corporation if he or she is a “management official” of another “depository institution” or “depository holding company” as those terms are defined in 12 U.S.C. § 3201.  If elected director of the Corporation, a person may not thereafter serve or agree to serve as a management official of another depository institution or depository holding company  unless and until his or her term as director of the Corporation has expired.

SECTION 18.   Eligibility Requirement.  A person is not eligible to serve as director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense, involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year; (2) is a person against whom a federal or state bank regulatory agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal; (3) has been found either by any federal or state regulatory agency whose decision is final and not subject to appeal, or by a court to have (a) committed a wilful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency; or (b) breached a fiduciary duty involving personal profit; or (4) has been nominated by a person who would be disqualified from serving as a director of this Corporation under clauses (1), (2) or (3) of this Section 18.

ARTICLE IV

Committees of the Board of Directors

The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, as they may determine to be necessary or appropriate for the conduct of the business of the Corporation, and may prescribe the duties, constitution and procedures thereof.  Each committee shall consist of one or more directors of the Corporation.  The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

The board of directors shall have power, by the affirmative vote of a majority of the authorized number of directors, at any time to change the members of, to fill vacancies in, and to discharge any committee of the board.  Any member of any such committee may resign at any time by giving notice to the Corporation provided, however, that notice to the board, the chairman of the board, the chief executive officer, the chairman of such committee, or the secretary shall be deemed to constitute notice to the Corporation.  Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.  Any member of any such committee may be removed at any time, either with or without cause, by the affirmative vote of a majority of the authorized number of directors at any meeting of the board called for that purpose.

ARTICLE V

Officers

SECTION 1.  Positions.  The officers of the Corporation shall be a chief executive officer, president, one or more vice presidents, a secretary and a treasurer, each of whom shall be elected by the board of directors.  The offices of the secretary and treasurer may be held by the same person and a vice president may also be either the secretary or the treasurer.  The board of directors may designate one or more vice presidents as executive vice president or senior vice president.  The board of directors may also elect or authorize the appointment of such other officers as the business of the Corporation may require.  The officers shall have such authority and perform such duties as the board of directors may from time to time authorize or determine.  In the absence of action by the board of directors, the officers shall have such powers and duties as generally pertain to their respective offices.

SECTION 2.  Election and Term of Office.  The officers of the Corporation shall be elected annually by the board of directors at the first meeting of the board of directors held after each annual meeting of the stockholders.  If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible.  Each officer shall hold office until his successor shall have been duly elected and qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.  Election or appointment of an officer, employee or agent shall not of itself create contract rights.  The board of directors may authorize the Corporation to enter into an employment contract with any officer in accordance with state law; but no such contract shall impair the right of the board of directors to remove any officer at any time in accordance with Section 3 of this Article V.

SECTION 3.  Removal.  Any officer may be removed by vote of the majority of the board of directors whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal, other than for cause, shall be without prejudice to the contract rights, if any, of the person so removed.

SECTION 4.  Vacancies.  A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

SECTION 5.  Remuneration.  The remuneration of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

ARTICLE VI

Contracts, Loans, Checks and Deposits

SECTION 1.  Contracts.  To the extent permitted by applicable law, and except as otherwise prescribed by the Corporation’s Articles of Incorporation or these Bylaws with respect to certificates for shares, the board of directors may authorize any officer, employee, or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation.  Such authority may be general or confined to specific instances.

SECTION 2.  Loans.  No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the board of directors.  Such authority may be general or confined to specific instances.

SECTION 3.  Checks, Drafts, Etc.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by one or more officers, employees or agents of the Corporation in such manner as shall from time to time be determined by resolution of the board of directors.

SECTION 4.  Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in any of its duly authorized depositories as the board of directors may select.

ARTICLE VII

Shares and Their Transfer

SECTION 1.  Shares.  Shares of the Corporation’s capital stock may be in certificated form or may be in book-entry, uncertificated form.

SECTION 2.  Form of Share Certificates.  All certificates representing shares issued by the Corporation shall set forth upon the face or back that the Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

Each certificate representing shares shall state upon the face thereof: that the Corporation is incorporated under the laws of the Commonwealth of Pennsylvania; the name of the person to whom issued; the number and class of shares; the date of issue; the designation of the series, if any, which such certificate represents; the par value of each share represented by such certificate, or a statement that the shares are without par value.  Other matters in regard to the form of the certificates shall be determined by the board of directors.

Each certificate representing shares shall be signed by the chairman of the board of directors or by the president or a vice president and by the treasurer or by the secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof.  Any or all of the signatures upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation.  If any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before the certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

SECTION 3.  Payment for Shares.  No share, whether certificated or uncertificated, shall be issued until such share is fully paid.

SECTION 4.  Form of Payment for Shares.  The consideration for the issuance of shares shall be paid in accordance with the provisions of Pennsylvania law.

SECTION 5.  Transfer of Shares.  Transfer of shares of capital stock of the Corporation shall be made only on its stock transfer books.  Authority for such transfer shall be given only by the holder of record thereof or by his legal representative, who shall furnish proper evidence of such authority, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Corporation.  Transfer of certificated shares shall be made only on surrender for cancellation of the certificate for such shares.  The person in whose name shares of capital stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

SECTION 6.  Stock Ledger.  The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 7 of Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

SECTION 7.  Lost Certificates.  The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed.  When authorizing such issue of a new certificate, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

SECTION 8.  Beneficial Owners.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VIII

Fiscal Year; Annual Audit

The fiscal year of the Corporation shall end on the last day of December of each year.  The Corporation shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the board of directors.

ARTICLE IX

Dividends

Subject to the provisions of the Articles of Incorporation and applicable law, the board of directors may, at any regular or special meeting, declare dividends on the Corporation’s outstanding capital stock.  Dividends may be paid in cash, in property or in the Corporation’s own stock.

ARTICLE X

Corporate Seal

The corporate seal of the Corporation shall be in such form as the board of directors shall prescribe.

ARTICLE XI

Amendments

The Bylaws may be altered, amended or repealed or new Bylaws may be adopted in the manner set forth in the Articles of Incorporation.

APPENDIX D

TF FINANCIAL CORPORATION

2011 DIRECTORS STOCK COMPENSATION PLAN

ARTICLE I

PURPOSE

The purpose of the TF Financial Corporation 2011 Directors Stock Compensation Plan is to promote the growth and profitability of TF Financial Corporation by attracting and retaining directors of outstanding competence and aligning their interests with those of the shareholders through compensation in the form of an equity interest in TF Financial Corporation.

ARTICLE II

DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

“Bank” means Third Federal Bank, a federally chartered savings institution, and any successor thereto.

“Board” means the Board of Directors of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended, and applicable regulations promulgated thereunder.

“Committee” means the Committee described in section 4.1.

“Corporation” means TF Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

“Effective Date” means the date the shareholders of Corporation approve the Plan.

“Eligible Director” on any date means a member of the Board who is not a common-law employee of the Corporation or the Bank.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, with respect to a Share on a specified date: (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United

States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or (c) if sections (a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

“Grant Instrument” means the written agreement between an Eligible Director and the Corporation evidencing his or her rights under the Plan. In the absence of such a written agreement, written resolutions of the Committee or the members of the Board who are independent directors adopted in accordance with the Plan and evidencing the Eligible Director’s rights under the Plan shall be deemed a Grant Instrument.

“Non-Employee Director” means a member of the Board who qualifies as a non-employee director for purposes of Rule 16b-3 promulgated under the Exchange Act or the corresponding provisions of any successor rule or regulation.

“Plan” means the TF Financial Corporation 2011 Directors Stock Compensation Plan, as may be amended from time to time.

“Recipient” means the person to whom Shares are issued under the Plan.

“Service” means tenure as an Eligible Director as a member of the Board of the Corporation.

“Share” means a share of Common Stock, par value $.01 per share, of TF Financial Corporation. In the event Shares are converted into or exchanged for other securities, or an adjustment is made under section 6.3 which converts Shares available under the Plan into other securities, references to Shares shall include, as appropriate, references to such other securities.

“Termination” means cessation of Service for a reason other than removal for cause.

ARTICLE III

AVAILABLE SHARES

SECTION 3.1  Shares Available under the Plan. Subject to Article VI, the maximum aggregate number of Shares which may be issued under Article V of the Plan shall be 36,000 Shares. Shares issued under the Plan may be either authorized and unissued shares, treasury shares or shares purchased in the open market.

Section 3.2  Computation of Shares Available. For purposes of section 3.1, the number of Shares available under the Plan shall be reduced by one (1) Share for each Share issued in accordance with Article V pursuant to the terms of the Plan.

SECTION 3.3  Shares Available under the Plan. If on any date the number of Shares available under the Plan is less than the aggregate number of Shares required for awards to be made on such date, the number of Shares subject to each award then being made shall be adjusted by a fraction, the numerator of which is the total number of Shares then available under the Plan and the denominator of which is the aggregate number of shares that would be required to satisfy all awards then being made, rounded down to the nearest whole Share.

ARTICLE IV

ADMINISTRATION

SECTION 4.1  Committee. The Plan shall be administered by a Committee which shall be the Compensation Committee of the Corporation.

SECTION 4.2  Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations for the conduct of its meetings, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the written consent of a majority of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

SECTION 4.3  Committee Responsibilities. Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have plenary authority to carry out its responsibilities, including, without limitation, the authority: (a) to interpret the provisions of the Plan, and to determine all questions that may arise under the Plan; (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate. All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall, in the absence of manifest error, be final and conclusive and binding upon the Corporation and all other parties having an interest therein.

ARTICLE V

FULL VALUE SHARES

SECTION 5.1  Compensation Awards to Eligible Directors. As of the first business day of each calendar quarter (“Grant Date”) following the Effective Date, the Committee shall make an award to each Eligible Director of a number of Shares with a Fair Market Value on such Grant Date that is equal to the quarterly retainer (“Retainer”) then in effect and payable to such Eligible Director for his or her service as a member of the Board of the Corporation, including any additional compensation as Chairman or Vice Chairman, as applicable, rounded down to the nearest whole Share.  The Board or the Compensation Committee of the Board shall have the authority to revise the Retainer from time to time in its sole discretion or to suspend or reinstate the provisions of this Section 5.1 in its sole discretion. Such Shares awarded under this section 5.1: (a) shall be in the form of Shares registered in the name of the Eligible Director; (b) shall be deemed 100% earned and non-forfeitable as of such grant date; and (c) shall carry full voting and dividend rights in favor of the holder of record from such Grant Date.  Unless an Eligible Director requests, with the Committee's consent, or the Committee determines otherwise, awards under this section 5.1 shall be effected by direct registration of the Shares in a book-entry account on the Corporation’s stock transfer records established for the Eligible Director by the Corporation’s transfer agent within 45 days of such Grant Date; and in the event that an alternative form of delivery shall be utilized, then such delivery will also be made within such 45 day period. The Committee shall make such arrangements for control of Shares issued under this section 5.1, or for the imposition of restrictions on certificates, book-entry accounts or other evidence of such Shares, as it deems necessary or appropriate to enforce any transfer restriction deemed appropriate by the Committee and other provisions of this Section 5.1.

ARTICLE VI

AMENDMENT, TERMINATION AND ADJUSTMENTS

    SECTION 6.1  Termination. The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all awards theretofore granted under the Plan that are outstanding on the date of such suspension or termination shall remain outstanding for the period and on the terms and conditions set forth in the Grant Instruments evidencing such awards.

    SECTION 6.2  Amendment. The Board may amend the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with the corporate governance standards mposed under the listing requirements established by any national securities exchange on which the Corporation lists or seeks to list Shares, no such amendment shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment; provided further, however, section 6.2 may not be amended to lessen the prohibitions contained therein at any time without shareholder approval.

    SECTION 6.3  Adjustments in the Event of Business Reorganization. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination,  purchase, or exchange of Shares for other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Recipients under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for issuances of Shares in the aggregate to all Eligible Directors and individually to any one Eligible Director and (ii) the number and kind of securities that may be delivered or deliverable in respect of undistributed Shares. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, grants of Shares (including, without limitation, cancellation of awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Shares using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Corporation or any parent or subsidiary or the financial statements of the Corporation or any parent or subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1  Status as an Employee Benefit Plan. This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified compensation program for self-employed individuals that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

    SECTION 7.2  No Right to Continued Service. Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director any right to a continuation of his or her position with the Corporation as a director or otherwise. The Corporation reserves the right to remove any participating member of the Board or terminate his or her Service in other capacities or change the terms and conditions of any such Service to the same extent it could do so if the Plan had not been adopted.

    SECTION 7.3  Construction of Language. Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated. The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

    SECTION 7.4  Governing Law. The Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts located in Bucks County, Pennsylvania shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Shares granted under this Plan, each Eligible Director, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

    SECTION 7.5  Non-Alienation of Benefits. Except as expressly provided in the Plan, the right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

    SECTION 7.6  Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party: (a) if to the Committee: TF Financial Corporation, 3 Penns Trail, Newtown, Pennsylvania 18940, Attention: Corporate Secretary; and (b) if to a Recipient, to the Recipient’s address as shown in the Corporation’s records.

    SECTION 7.7  Approval of Shareholders. The Plan shall be subject to approval by the Corporation’s shareholders. No Shares may be granted prior to the date of such approval.

    SECTION 7.8  Conditions to the Issuance of Shares. The Corporation’s obligation to deliver Shares shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

    SECTION 7.10  Compliance with Section 409A of the Code. To the extent that the Plan and/or Shares granted under the Plan are construed to be non-qualified deferred compensation plans described in section 409A of the Code, the Plan and any Grant Instruments shall be operated, administered and construed so as to comply with the requirements of section 409A of the Code. The Plan and any Grant Instruments shall be subject to amendment, with or without advance notice to Recipients and other interested parties, and on a prospective or retroactive basis, including, but not limited to, amendment in a manner that adversely affects the rights of Recipients and other interested parties, to the extent necessary to effect compliance with section 409A of the Code.

    SECTION 7.11  Tax Reporting.  All compensation paid to Eligible Directors in accordance with the Plan shall be reported by the Corporation to the Internal Revenue Service and other applicable State and local taxing authorities as compensation paid to such Recipient in accordance with IRS requirements on Form 1099-MISC or other applicable forms, and the Eligible Directors shall be fully responsible for payment of any taxes due for such compensation paid to such Eligible Directors.

    SECTION 7.12  Other Obligations of Eligible Directors. All Shares issued to  Eligible Directors in accordance with the Plan shall be reported by such Recipient in accordance with the applicable reporting obligations of such Eligible Director as may be required under the Exchange Act, including, but not limited to Sections 16 and 13d, and regulations promulgated thereunder.

TF FINANCIAL CORPORATION
3 PENNS TRAIL
NEWTOWN, PENNSYLVANIA 18940

ANNUAL MEETING OF STOCKHOLDERS
APRIL 27, 2011

The undersigned hereby appoints the Board of Directors of TF Financial Corporation (the Company), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the Meeting), to be held at Holy Family University, One Campus Drive, Room 138, Newtown, Pennsylvania on April 27, 2011 at 9:30 a.m., Eastern time and at any and all adjournments thereof, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES.

		FOR	WITHHELD
1.	The election as director of the nominees listed below, for a three year term:	☐	☐

John R. Stranford
Albert M. Tantala, Sr.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL II — APPROVAL OF THE PROPOSAL TO REINCORPORATE THE COMPANY AS A PENNSYLVANIA CORPORATION.

		FOR	AGAINST	ABSTAIN
2.	Approval of a proposal to change the Company’s state of incorporation from Delaware to Pennsylvania.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL III — APPROVAL OF THE DIRECTORS STOCK COMPENSATION PLAN.

		FOR	AGAINST	ABSTAIN
3.	Approval of the 2011 Directors Stock Compensation Plan.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL IV — RATIFICATION OF INDEPENDENT AUDITOR.

		FOR	AGAINST	ABSTAIN
4.	The ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending December 31, 2011.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS MADE, THIS SIGNED PROXY WILL BE VOTED FOR  THE NOMINEE AND THE RATIFICATION OF INDEPENDENT AUDITOR. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting and a Proxy Statement dated March 23, 2011 and the Company’s 2010 Annual Report to Stockholders.

Please check here if you
Dated: , 2011	Plan to attend the Meeting. ☐

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

TO:           Participants in the Third Federal Savings Bank Employee Stock Ownership Plan

Date:           March 23, 2011

As described in the enclosed materials, your voting instructions are being requested as a participant under the Third Federal Savings Bank Employee Stock Ownership Plan in connection with an upcoming Annual Meeting of Stockholders of TF Financial Corporation (“Company”). The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of two directors of the Company;
2.	A proposal to change the Company’s state of incorporation from Delaware to Pennsylvania;
3.	Approval of the 2011 Directors Stock Compensation Plan; and
4.	The ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending December 31, 2011.

We hope you will take advantage of the opportunity to direct the manner in which shares of Company Common stock allocated to your account under the ESOP will be voted.

Enclosed with this letter are a Proxy Statement, the Company’s Annual Report for the fiscal year ended December 31, 2010, and an ESOP Voting Instruction Form, which will permit you to vote the shares allocated to your ESOP account.  After you have reviewed these materials, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing the enclosed ESOP Voting Instruction Form and returning it to the ESOP Trustee in the enclosed envelope.  The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of Company.  If your voting instructions for the ESOP are not received in a timely manner, the shares allocated to your account will be voted by the ESOP Trustees at the direction of the ESOP Committee of the Board.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the ESOP.  You will receive other voting material for those shares owned by you individually and not under the ESOP.

Sincerely,

Kent C. Lufkin
President and Chief Executive Officer

ESOP VOTING INSTRUCTION FORM

 /X/ PLEASE MARK VOTES
AS IN THIS EXAMPLE
ANNUAL MEETING OF STOCKHOLDERS
APRIL 27, 2011

The undersigned hereby instructs the Trustees of the Third Federal Savings Bank Employee Stock Ownership Plan (“ESOP”) to vote, as designated below, all the shares of Common Stock of TF Financial Corporation (“Company”) allocated to the undersigned pursuant to the ESOP as of ____________, 2011, at the Annual Meeting of Stockholders to be held at Holy Family University, One Campus Drive, Room 138, Newtown, Pennsylvania on April 27, 2011 at 9:30 a.m., Eastern Time, and at any and all adjournments thereof, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES.

		FOR	WITHHELD
1.	The election as director of the nominees listed below, for a three year term:	☐	☐

John R. Stranford
Albert M. Tantala, Sr.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL II — APPROVAL OF THE PROPOSAL TO REINCORPORATE THE COMPANY AS A PENNSYLVANIA CORPORATION.

		FOR	AGAINST	ABSTAIN
2.	Approval of a proposal to change the Company’s state of incorporation from Delaware to Pennsylvania.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL III — APPROVAL OF THE DIRECTORS STOCK COMPENSATION PLAN.

		FOR	AGAINST	ABSTAIN
3.	Approval of the 2011 Directors Stock Compensation Plan.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL IV — RATIFICATION OF INDEPENDENT AUDITOR.

		FOR	AGAINST	ABSTAIN
4.	The ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditor for the fiscal year ending December 31, 2011.	☐	☐	☐

If you return this ESOP Voting Instruction Form properly signed, but you do not otherwise specify, or if you do not return this Voting Instruction Form, your shares allocated to your ESOP account will be voted by the Trustee, as directed by the ESOP Committee of the Board consisting of outside directors of the Company’s Board of Directors.

The Company’s Board of Directors recommends a vote “FOR” the above listed nominees and proposals.

Dated:________________, 2011                                                                                                  ______________________
Signature
Print Name: _____________________
PLEASE ACT PROMPTLY
SIGN, DATE AND RETURN THIS ESOP VOTING INSTRUCTION FORM TODAY
IN THE ENCLOSED FORM ADDRESSED TO THE ESOP TRUSTEE.